     As filed with the Securities and Exchange Commission on April 30, 1997
                                                       1933 Act File No. 2-11401
                                                       1940 Act File No. 811-203


==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM N-1A
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 74


                                       AND

                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 25


                          MASSACHUSETTS INVESTORS TRUST
               (Exact Name of Registrant as Specified in Charter)

                500 Boylston, Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, Including Area Code: 617-954-5000
             Stephen E. Cavan, Massachusetts Financial Services Co.,
                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 It is proposed that this filing will become effective (check appropriate box):


|_| immediately upon filing pursuant to paragraph (b)
|X| on April 30, 1997 pursuant to paragraph (b)
|_| 60 days after filing pursuant to paragraph (a)(i)
|_| on [date] pursuant to paragraph (a)(i)
|_| 75 days after filing pursuant to paragraph (a)(ii)
|_| on [date] pursuant to paragraph (a)(ii) of rule 485.


If appropriate, check the following box:
|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


   The Registrant filed a declaration under Rule 24f-2on March 4, 1997. Pursuant to Rule 24f-2, the Registrant hasregistered an indefinite number of its Shares of Beneficial Interest ($0.33 1/3 par value), under the Securities Act of 1933 with respect to its fiscal year ended December 31, 1997.

===============================================================================

                          MASSACHUSETTS INVESTORS TRUST

                              CROSS REFERENCE SHEET

(Pursuant to Rule 404 showing location in Prospectus and/or Statement of Additional Information of the responses to the Items in Parts A and B of Form N-1A)

                                                                               STATEMENT OF
   ITEM NUMBER                                                                  ADDITIONAL
FORM N-1A, PART A                   PROSPECTUS CAPTION                     INFORMATION CAPTION
-----------------                   ------------------                     -------------------
      1     (a), (b)                Front Cover Page                                   *

      2     (a)                     Expense Summary                                    *

       (b), (c)                                *                                       *

      3     (a)                  Condensed Financial Information                       *

            (b)                                *                                       *

            (c)                  Information Concerning Shares                         *
                                   of the Fund - Performance
                                   Information

            (d)                  Condensed Financial Information                       *

      4     (a)                  Front Cover Page; The Fund;                           *
                                   Investment Objectives and
                                   Policies


            (b)                  Investment Objectives and Policies;                   *
                                   Investment Techniques and Risk
                                   Factors

            (c)                  Investment Objective and Policies;                    *
                                   Investment Techniques and Risk
                                   Factors; Additional Risk Factors


      5     (a)                  The Fund; Management of the                           *
                                   Fund - Investment Adviser

                                                                               STATEMENT OF
   ITEM NUMBER                                                                  ADDITIONAL
FORM N-1A, PART A                   PROSPECTUS CAPTION                     INFORMATION CAPTION
-----------------                   ------------------                     -------------------

            (b)                  Front Cover Page; Management                          *
                                   of the Fund - Investment
                                   Adviser; Back Cover Page

            (c)                  Management of the Fund -                              *
                                   Investment Adviser


            (d)                  Management of the Fund -                   Management of the Fund
                                   Administrator                           Administrator


            (e)                  Management of the Fund -                              *
                                   Shareholder Servicing Agent;
                                   Back Cover Page


            (f)                  Information Concerning the                            *
                                   Fund - Expenses; Condensed
                                   Financial Information;
                                   Expense Summary

            (g)                  Additional Risk Factors -                             *
                                   Portfolio Trading

            (h)                                     *                                  *


      5A    (a), (b), (c)                           **                                 **


      6     (a)                  Information Concerning Shares                         *
                                   of the Fund - Description of
                                   Shares, Voting Rights and
                                   Liabilities; Information
                                   Concerning Shares of the Fund -
                                   Redemptions and Repurchases;
                                   Information Concerning Shares
                                   of the Fund - Purchases; Exchanges


            (b), (c), (d)                           *                                  *

            (e)                  Shareholder Services                                  *

            (f)                  Information Concerning Shares                         *
                                   of the Fund - Distributions;
                                   Shareholder Services -
                                   Distribution Options

                                                                               STATEMENT OF
   ITEM NUMBER                                                                  ADDITIONAL
FORM N-1A, PART A                   PROSPECTUS CAPTION                     INFORMATION CAPTION
-----------------                   ------------------                     -------------------

            (g)                  Information Concerning Shares                         *
                                   of the Fund - Tax Status;
                                   Information Concerning Shares
                                   of the Fund - Distributions


            (h)                                     *                                  *

      7     (a)                  Front Cover Page; Management                          *
                                   of the Fund - Distributor; Back
                                   Cover Page


            (b)                  Information Concerning Shares                         *
                                   of the Fund - Purchases;
                                   Information Concerning Shares
                                   of the Fund - Net Asset Value

            (c)                  Information Concerning Shares                         *
                                   of the Fund - Purchases;
                                   Information Concerning Shares
                                   of the Fund - Exchanges;
                                   Information Concerning Shares
                                   of the Fund - Shareholder Services


            (d)                  Front Cover Page; Information                         *
                                   Concerning Shares of the Fund -
                                   Purchases; Shareholder Services

            (e)                  Information Concerning Shares                         *
                                   of the Fund - Distribution Plans;
                                   Purchases; Expense Summary

            (f)                  Information Concerning Shares                         *
                                   of the Fund - Distribution Plans

                                                                               STATEMENT OF
   ITEM NUMBER                                                                  ADDITIONAL
FORM N-1A, PART A                   PROSPECTUS CAPTION                     INFORMATION CAPTION
-----------------                   ------------------                     -------------------


            (g)                  Expense Summary; Information                          *
                                   Concerning shares of the Fund -
                                   Purchases; Information
                                   Concerning Shares of the Fund -
                                   Exchanges; Information Concerning
                                   Shares of the Fund; Redemptions
                                   and Repurchases; Information
                                   Concerning Shares of the Fund -
                                   Distribution Plan; Information
                                   Concerning Shares of the Fund -
                                   Distributions; Information
                                   Concerning Shares of the Fund -
                                   Performance Information; Shareholder
                                   Services

      8     (a)                  Information Concerning Shares                         *
                                   of the Fund - Redemptions and
                                   Repurchases; Information Concerning
                                   Shares of the Fund - Purchases;
                                   Shareholder Services


            (b), (c), (d)        Information Concerning Shares                         *
                                   of the Fund - Redemptions and
                                   Repurchases

      9                                             *                                  *

                                                                               STATEMENT OF
   ITEM NUMBER                                                                  ADDITIONAL
FORM N-1A, PART A                   PROSPECTUS CAPTION                     INFORMATION CAPTION
-----------------                   ------------------                     -------------------

     10     (a), (b)                                *                      Front Cover Page

     11                                             *                      Front Cover Page

     12                                             *                      Definitions


     13     (a), (b), (c)                           *                      Investment Objectives, Policies
                                                                            and Restrictions; Investment
                                                                            Techniques; Investment
                                                                            Restrictions


            (d)                                     *                                       *

     14     (a), (b)                                *                      Management of the Fund -
                                                                            Trustees and Officers


            (c)                                     *                      Management of the Fund -
                                                                            Trustees and Officers; Trustee
                                                                            Compensation Table


     15     (a)                                     *                                       *

            (b), (c)                                *                      Management of the Fund -

                                                                            Trustees; Management of the
                                                                            Fund - Officers

     16     (a)                  Management of the Fund -                  Management of the Fund -
                                   Investment Adviser                       Investment Adviser;
                                                                            Management of the Fund -
                                                                            Trustees; Management of the
                                                                            Fund - Officers


            (b)                  Management of the Fund -                  Management of the Fund -
                                   Investment Adviser                       Investment Adviser

            (c)                                     *                                       *


            (d)                                     *                      Management of the Fund-
                                                                            Investment Adviser -
                                                                            Administrator


            (e)                                     *                      Portfolio Transactions and
                                                                            Brokerage Commissions

                                                                               STATEMENT OF
   ITEM NUMBER                                                                  ADDITIONAL
FORM N-1A, PART A                   PROSPECTUS CAPTION                     INFORMATION CAPTION
-----------------                   ------------------                     -------------------

            (f)                  Information Concerning Shares             Distribution Plans
                                 of The Fund - Distribution
                                   Plans

            (g)                                     *                                       *

            (h)                                     *                      Management of the Fund-
                                                                            Custodian; Independent
                                                                            Auditors and Financial
                                                                            Statements; Back Cover Page

            (i)                                     *                      Management of the Fund -
                                                                            Shareholder Servicing Agent

     17     (a), (b),                               *                      Portfolio Transactions and
            (c), (d), (e)                                                   Brokerage Commissions

     18     (a)                  Information Concerning Shares             Description of Shares, Voting
                                   of the Fund - Description of             Rights and Liabilities
                                   Shares, Voting Rights and
                                   Liabilities

            (b)                                     *                                       *

     19     (a)                  Information Concerning Shares             Shareholder Services
                                   of the Fund - Purchases;
                                   Shareholder Services


            (b)                  Information Concerning Shares             Management of the Fund -
                                   of the Fund - Net Asset Value;           Distributor; Determination of
                                   Information Concerning Shares            Net Asset Value and
                                   of the Fund - Purchases                  Performance - Net Asset Value


            (c)                                     *                                       *

     20                                             *                      Tax Status

     21     (a), (b)                                *                      Management of the Fund -
                                                                            Distributor; Distribution Plans

            (c)                                     *                                       *

     22     (a)                                     *                                       *


            (b)                                     *                      Determination of Net Asset
                                                                            Value and Performance;
                                                                            Appendix A


     23                                             *                      Independent Auditors and
                                                                            Financial Statements
--------------------------
*    Not Applicable
**   Contained in Annual Report

                          MASSACHUSETTS INVESTORS TRUST

SUPPLEMENT TO THE MAY 1, 1997 PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

     THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 1997, AND CONTAINS A DESCRIPTION OF CLASS I SHARES.

     CLASS I SHARES ARE AVAILABLE FOR PURCHASE ONLY BY CERTAIN INVESTORS AS DESCRIBED UNDER THE CAPTION "ELIGIBLE PURCHASERS" BELOW.

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES:                                      CLASS I

   Maximum Initial Sales Charge Imposed on Purchases of Fund
     Shares (as a percentage of offering price).....................     None
   Maximum Contingent Deferred Sales Charge (as a percentage
     of original purchase price or redemption proceeds,
     as applicable).................................................     None

ANNUAL OPERATING EXPENSES OF THE FUND (AS A PERCENTAGE OF AVERAGE NET ASSETS):

   Management Fees..................................................    0.23%
   Rule 12b-1 Fees..................................................    None
   Other Expenses(1)(2).............................................    0.23%
                                                                        -----
   Total Operating Expenses.........................................    0.46%
 .........
(1) "Other Expenses" is based on Class A expenses incurred during the fiscal year ended December 31, 1996.
(2) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                               EXAMPLE OF EXPENSES

     An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of the Fund, assuming (a) a 5% annual return and
(b) redemption at the end of each of the time periods indicated:

   PERIOD                                               CLASS I

   1 year........................................          $ 5
   3 years.......................................           15

     The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. A more complete description of the Fund's management fee is set forth under the caption "Management of the Fund" in the Prospectus.

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

ELIGIBLE PURCHASERS

Class I shares are available for purchase only by the following purchasers ("Eligible Purchasers"):

(i) certain retirement plans established for the benefit of employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, and employees of MFS' affiliates;

(ii) any fund distributed by MFS Fund Distributors, Inc. ("MFD"), the Fund's distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other funds distributed by MFD;

(iii)any retirement plan, endowment or foundation which (a) purchases shares directly through MFD (rather than through a third party broker or dealer or other financial intermediary); (b) has, at the time of purchase of Class I shares, aggregate assets of at least $100 million; and (c) invests at least $10 million in Class I shares of the Fund either alone or in combination with investments in Class I shares of other MFS funds distributed by MFD (additional investments may be made in any amount); provided that MFD may accept purchases from smaller plans ,endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time; and

(iv) bank trust departments which initially invest, on behalf of their trust clients, at least $100,000 in Class I shares of the Fund (additional investments may be made in any amount); provided that MFD may accept smaller initial purchases if it believes, in its sole discretion, that the bank trust department will make additional investments, on behalf of its trust clients, which will cause its total investment to equal or exceed $100,000 within a reasonable period of time.

In no event will the Fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under the Fund's policies, disqualify the purchaser as an eligible investor of Class I shares.

SHARE CLASSES OFFERED BY THE FUND

     Four classes of shares of the Fund currently are offered for sale, Class A shares, Class B shares, Class C shares and Class I shares. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares, Class B shares and Class C shares are described in the Fund's Prospectus and are available for purchase by the general public.

     Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a contingent deferred sales charge (a "CDSC") upon redemption of 1.00% during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class C and Class I shares do not convert to any other class of shares of the Fund.

OTHER INFORMATION

     Eligible Purchasers may purchase Class I shares only directly through MFD. Eligible Purchasers may exchange Class I shares of the Fund for Class I shares of any other MFS Fund available for purchase by such Eligible Purchasers at their net asset value (if available for sale), and may exchange Class I shares of the Fund for shares of the MFS Money Market Fund (if available for sale), and may redeem Class I shares of the Fund at net asset value. Distributions paid by the Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares, Class B shares and Class C shares because expenses attributable to Class A shares, Class B shares and Class C shares generally will be higher.

                   THE DATE OF THIS SUPPLEMENT IS MAY 1, 1997

                                          PROSPECTUS
                                          May 1, 1997
MASSACHUSETTS                             Class A Shares of Beneficial Interest
INVESTORS TRUST                           Class B Shares of Beneficial Interest
(A member of the MFS Family of Fund(R))   Class C Shares of Beneficial Interest
------------------------------------------------------------------------------
                                                                          Page

 1. Expense Summary ...............................................          2
 2. The Fund ......................................................          3
 3. Condensed Financial Information ...............................          4
 4. Investment Objectives and Policies ............................          6
 5. Management of the Fund ........................................         12
 6. Information Concerning Shares of the Fund .....................         13
        Purchases .................................................         13
        Exchanges .................................................         18
        Redemptions and Repurchases ...............................         19
        Distribution Plan .........................................         21
        Distributions .............................................         23
        Tax Status ................................................         23
        Net Asset Value ...........................................         24
        Description of Shares, Voting Rights and Liabilities ......         24
        Performance Information ...................................         24
 7. Shareholder Services ..........................................         25
    Appendix A ....................................................        A-1


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MASSACHUSETTS INVESTORS TRUST
500 Boylston Street, Boston, Massachusetts 02116    (617) 954-5000

America's First Open-End Investment Company, Organized March 21, 1924 as a Common Law Trust under the Laws of The Commonwealth of Massachusetts.


Massachusetts Investors Trust (the "Fund") is an open-end diversified investment company. The Fund's investment objectives are to provide reasonable current income and long-term growth of capital and income. See "Investment Objectives and Policies." The minimum initial investment is generally $1,000 per account (see "Information Concerning Shares of the Fund -- Purchases").


The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.


INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.

This Prospectus sets forth concisely the information concerning the Fund that a prospective investor ought to know before investing. The Fund has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information, dated May 1, 1997, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Fund and is incorporated into this Prospectus by reference. See page 27 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site that contains the SAI, materials that are incorporated by reference into this Prospectus and the SAI, and other informtion regarding the Fund. This Prospectus is available on the Adviser's Internet World Wide Web Site at http:/www.mfs.com.

  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

1.  EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES:                                                 CLASS A         CLASS B          CLASS C
                                                                                  -------         -------          -------
    Maximum Initial Sales Charge Imposed on Purchases of Fund Shares (as a
      percentage of offering price) ............................................    5.75 %             0.00%            0.00%
    Maximum Contingent Deferred Sales Charge (as a percentage of original
      purchase price or redemption proceeds, as applicable) ....................  See Below((1))       4.00%            1.00%

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):
    Management Fees ............................................................    0.23 %             0.23%            0.23%
    Rule 12b-1 Fees ............................................................    0.325%((2))        1.00%((3))       1.00%((3))
    Other Expenses((4)) ........................................................    0.23 %             0.23%            0.23%((5))
                                                                                    -----              ----             ----
    Total Operating Expenses ...................................................    0.785%             1.46%            1.46%
----------
(1)  Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge;
     however, a contingent deferred sales charge (a "CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Purchases" below).
(2)  The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to the
     Class A shares. The Fund is currently paying distribution fees in the amount of 0.075%. Payment of the remaining portion of the 0.10% per annum distribution fee equal to 0.025% per annum will commence on such date as the Trustees of the
     Trust may determine. The 0.25% per annum service fee is reduced to 0.15% per annum for shares purchased prior to January
     2, 1991. Distribution expenses paid under this Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. (See "Information Concerning Shares of the Fund -- Distribution Plan" below).
(3)  The Fund's Distribution Plan provides that it will pay distribution/ service fees aggregating up to 1.00% per annum of the average daily net assets attributable to Class B and Class C shares, respectively. Distribution expenses paid under the Distribution Plan, with respect to Class B or Class C shares, together with any CDSC, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. (See "Information Concerning Shares of the Fund -- Distribution Plan" below).
(4)  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."
(5)  "Other Expenses" is based on Class A expenses incurred during the fiscal year ended December 31, 1996.

                             EXAMPLE OF EXPENSES

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):

PERIOD                                                CLASS A              CLASS B                     CLASS C
------                                                -------         --------------------       -------------------
                                                                                   (1)                       (1)
 1 year ...........................................     $ 65          $ 55          $ 15          $ 25          $ 15
 3 years ..........................................       81            76            46            46            46
 5 years ..........................................       99           100            80
10 years ..........................................      149           156(2)      156(2)
------------

(1) Assumes no redemption.
(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect
    Class A expenses.

The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following expenses are set forth in the following sections of the Prospectus: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plan."


THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

2.  THE FUND
The Fund is an open-end, diversified management investment company which was organized as a common law trust under the laws of The Commonwealth of Massachusetts in 1924. Shares of the Fund are continuously sold to the public, and the Fund uses the proceeds to buy securities (common stocks and other instruments) for its portfolio. Three classes of shares of the Fund currently are offered for sale to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a CDSC of 1.00% upon redemption during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans) and subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class C shares do not convert to any other class of shares of the Fund. In addition, the Fund offers an additional class of shares, Class I shares, exclusively to certain institutional investors. Class I shares are made available by means of a separate Prospectus Supplement provided to institutional investors eligible to purchase Class I shares and are offered at net asset value without an initial sales charge or CDSC upon redemption and without an annual distribution and service fee.


The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. A majority of the Trustees are not affiliated with the Adviser. The Adviser is responsible for the management of the Fund's assets and the officers of the Fund are responsible for its operations. The Adviser manages the portfolio from day to day in accordance with the Fund's investment objectives and policies. The selection of investments and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value less any applicable CDSC.

3.  CONDENSED FINANCIAL INFORMATION

The following information has been audited for at least the latest five years and should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's auditors are Deloitte & Touche LLP.

         FINANCIAL HIGHLIGHTS -- CLASS A, CLASS B AND CLASS C SHARES

                                                                   YEAR ENDED DECEMBER 31,

                                               ---------------------------------------------------------------
                                                  1996         1995          1994         1993         1992
                                                  -----        -----         -----        -----        ----
                                                                           CLASS A
                                               ---------------------------------------------------------------

PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period .....       $12.71       $10.07        $11.50       $12.31       $13.87
                                                   ------       ------        ------       ------       ------
Income from investment operations --
 Net investment income# ....................       $ 0.21       $ 0.25        $ 0.25       $ 0.39       $ 0.32
 Net realized and unrealized gain (loss) on
  investments and
  foreign currency transactions ............         3.07         3.67         (0.36)        0.86         0.69
                                                   ------       ------        ------       ------       ------
   Total from investment operations ........       $ 3.28       $ 3.92        $(0.11)      $ 1.25       $ 1.01
                                                   ------       ------        ------       ------       ------

Less distributions declared to shareholders --
 From net investment income++ ..............       $(0.21)      $(0.46)       $(0.25)      $(0.39)      $(0.33)
 From net realized gain on investments and
  foreign
  currency transactions ....................        (1.32)       (0.82)        (1.05)       (1.67)       (2.22)
 In excess of net realized gain on
  investments and foreign
  currency transactions ....................         --           --           (0.02)        --           --
 From paid-in capital ......................         --           --            --           --          (0.02)
                                                   ------       ------        ------       ------       ------
   Total distributions declared to
shareholders ...............................       $(1.53)      $(1.28)       $(1.32)      $(2.06)      $(2.57)
                                                   ------       ------        ------       ------       ------
Net asset value -- end of period............       $14.46       $12.71        $10.07       $11.50       $12.31
                                                   ======       ======        ======       ======       ======
Total return(+) ............................       25.90%       39.34%       (1.02)%       10.03%        7.68%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
 Expenses## ................................        0.74%        0.70%         0.71%        0.68%        0.62%
 Net investment income .....................        1.51%        2.13%         2.20%        3.04%        2.30%
PORTFOLIO TURNOVER .........................          47%          54%           87%          41%          46%
AVERAGE COMMISSION RATE### .................      $0.0520         --            --           --           --
NET ASSETS AT END OF PERIOD (000,000
OMITTED) ...................................      $ 2,678       $2,074        $1,535       $1,626       $1,548
------------
 ++  For the year ended December 31, 1994, the per share distribution in excess of net investment income was $0.0004 for Class A shares.
  #  Per share data for the periods subsequent to December 31, 1992 is based on average shares outstanding.
 ##  For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fee paid indirectly.
###  Average commission rate is calculated for the Trust for fiscal years beginning on or after September 1, 1995.
(+)  Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to January 2, 1991). If the charge had been included, the results would have been lower.

                                                                   YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------------
                                                  1991          1990         1989         1988         1987
                                                  ----          ----         ----         ----         ----
                                                                            CLASS A
                                                --------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period ......      $12.28        $13.55       $11.22       $11.26       $12.09
                                                   ------        ------       ------       ------       ------
Income from investment operations --
 Net investment income ......................      $ 0.38        $ 0.43       $ 0.45       $ 0.40       $ 0.38
 Net realized and unrealized gain (loss) on
  investments and
  foreign currency transactions .............        2.95         (0.45)        3.56         0.76         0.57
                                                   ------        ------       ------       ------       ------
   Total from investment operations .........      $ 3.33        $(0.02)      $ 4.01       $ 1.16       $ 0.95
                                                   ------        ------       ------       ------       ------

Less distributions declared to shareholders --
 From net investment income .................      $(0.39)       $(0.43)      $(0.45)      $(0.39)      $(0.39)
 From net realized gain on investments and
  foreign
  currency transactions .....................       (1.32)        (0.82)       (1.22)       (0.81)       (1.39)
 In excess of net realized gain on
  investments and foreign
  currency transactions++ ...................        0.00          --           --           --           --
 From paid-in capital+ ......................       (0.03)         --          (0.01)        0.00         --
                                                   ------        ------       ------       ------       ------
   Total distributions declared to
     shareholders ...........................      $(1.74)       $(1.25)      $(1.68)      $(1.20)      $(1.78)
                                                   ------        ------       ------       ------       ------
Net asset value -- end of period.............      $13.87        $12.28       $13.55       $11.22       $11.26
                                                   ======        ======       ======       ======       ======
Total return(+) .............................      27.41%       (0.33)%       35.80%       10.12%        7.25%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
 Expenses ...................................       0.62%         0.47%        0.50%        0.55%        0.45%
 Net investment income ......................       2.73%         3.28%        3.40%        3.39%        2.63%
PORTFOLIO TURNOVER ..........................         44%           26%          20%          19%          23%
NET ASSETS AT END OF PERIOD (000,000 OMITTED)
 .............................................      $1,530        $1,265       $1,382       $1,139       $1,177
------------
  +  For the year ended December 31, 1988, the per share distribution from paid-in capital was $0.001.
 ++  For the year ended December 31, 1991, the per share distribution in excess of net realized gain on investments was $0.0041.
(+)  Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to
     January 2, 1991). If the charge had been included, the results would have been lower.

                                                                YEAR ENDED DECEMBER 31,
                                           -----------------------------------------------------------------
                                              1996         1995          1994         1993*         1996**
                                              ----         ----          ----         ----          ----
                                                                 CLASS B                           CLASS C
                                           --------------------------------------------------   ------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period .       $12.63       $10.03        $11.48       $13.02         $13.93
                                               ------       ------        ------       ------         ------
Income from investment operations --
 Net investment income# ................       $ 0.10       $ 0.15        $ 0.15       $ 0.04         $ 0.05
 Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions .........................         3.06         3.64         (0.36)        0.32           1.76
                                               ------       ------        ------       ------         ------

   Total from investment operations ....       $ 3.16       $ 3.79        $(0.21)      $ 0.36         $ 1.81
                                               ------       ------        ------       ------         ------

Less distributions declared to shareholders --
 From net investment income+++ .........       $(0.11)      $(0.37)       $(0.17)      $(0.23)        $(0.09)
 From net realized gain on investments
  and foreign
  currency transactions ................        (1.32)       (0.82)        (1.05)       (1.67)         (1.32)
 In excess of net realized gain on
  investments and
  foreign currency transactions ........         --           --           (0.02)        --             --
                                               ------       ------        ------       ------         ------
   Total distributions declared to
     shareholders ......................       $(1.43)      $(1.19)       $(1.24)      $(1.90)        $(1.41)
                                               ------       ------        ------       ------         ------
Net asset value -- end of period........       $14.36       $12.63        $10.03       $11.48         $14.33
                                               ======       ======        ======       ======         ======
Total return ...........................       25.05%       38.05%       (1.88)%        2.62%         12.74%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
 Expenses##.............................        1.54%        1.56%         1.61%        1.56%+         1.49%+
 Net investment income .................        0.72%        1.25%         1.37%        1.05%+         0.77%+
PORTFOLIO TURNOVER .....................          47%          54%           87%          41%            47%
AVERAGE COMMISSION RATE### .............      $0.0520         --            --           --          $0.0520
NET ASSETS AT END OF PERIOD (000,000
OMITTED) ...............................       $  437       $  165        $   69       $   15         $   12
------------
   *  For the period from the commencement of offering of Class B shares, September 7, 1993 to December 31, 1993.
  **  For the period from the commencement of offering of Class C shares, July 2, 1996, to December 31, 1996.
   +  Annualized.
  ++  Not annualized.
 +++  For the year ended December 31, 1994, the per share distribution in excess of net investment income was $0.0003 for
      Class B shares.
   #  Per share data is based on average shares outstanding.
  ##  For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fee paid indirectly.
 ###  Average commission rate is calculated for the Trust for fiscal years beginning on or after September 1, 1995.

4.  INVESTMENT OBJECTIVES AND POLICIES
INVESTMENT OBJECTIVES -- The Fund's investment objectives are to provide reasonable current income and long-term growth of capital and income. Any investment involves risk and there can be no assurance that the Fund will achieve its investment objectives.

INVESTMENT POLICIES -- The Fund is believed to constitute a conservative medium for that portion of an investor's capital which he wishes to have invested in securities considered to be of high or improving investment quality. The term "conservative medium" indicates that the Fund attempts to exercise prudence, discretion and intelligence in the selection of investments with due regard for both probable income and probable safety of capital. The words "high investment quality" reflect the intention of the Fund to avoid the acquisition of speculative securities or those of doubtful character even if immediate prospects are tempting.


The assets of the Fund are normally invested in equity securities. The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets. However, the Fund may hold its assets in cash or invest in commercial paper, repurchase agreements or other forms of debt securities either to provide reserves for future purchases of securities or as a temporary defensive measure in certain economic environments. Since shares of the Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of shares of the Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the amount of dividends the Fund pays to its shareholders will vary in relation to the amount of dividends and interest the Fund receives from its portfolio securities.

FOREIGN SECURITIES: The Fund may invest up to 35% (and expects generally to invest between 0% and 15%) of its total assets in foreign securities which are not traded on a U.S. exchange (not including American Depositary Receipts ("ADRs"). Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The Fund may also hold foreign currency in anticipation of purchasing foreign securities.


AMERICAN DEPOSITARY RECEIPTS: The Fund may invest in ADRs, which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on U.S. securities exchanges, the Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers. See the SAI for further discussion of foreign securities and the holding of foreign currency, as well as the associated risks.

EMERGING MARKET SECURITIES: Consistent with the Fund's objectives and policies, the Fund may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security, a decrease in the level of liquidity in the Fund's portfolio, or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Certain markets may require payment for securities before delivery and in such markets the Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, presenting the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures intended to minimize risk.


RESTRICTED SECURITIES: The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A"). A determination is made, based upon a continuing review of the trading markets for the specific 144A security, whether such security is liquid and thus not subject to the Fund's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and has delegated to the Adviser the daily function of determining and monitoring liquidity of restricted securities available pursuant to Rule 144A. The Board, however, retains oversight, focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A Securities could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these 144A securities. Subject to the Fund's 15% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, the judgment of the Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

"WHEN-ISSUED" SECURITIES: In order to help ensure the availability of suitable securities for its portfolio, the Fund may purchase securities on a "when issued" or on a "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. In general, the Fund does not pay for such securities until received and does not start earning interest or dividends on the securities until the contractual settlement date. In order to invest its assets immediately, while awaiting delivery of securities purchased on such bases, the Fund will normally invest in cash, short-term money market instruments and high grade debt securities. See the SAI for a further discussion of the nature of such transactions and risks associated therewith.

ZERO COUPON BONDS: The Fund may also invest in securities which are convertible into zero coupon bonds. Zero coupon bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity, at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options on securities and purchase put and call options on securities. The Fund will write such options for the purpose of increasing its return and/or to protect the value of its portfolio. In particular, where the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the option may have been written or the increased cost of portfolio securities to be acquired. However, the writing of options constitutes only a partial hedge, up to the amount of the premium, less any transaction costs. In contrast, however, if the price of the security underlying the option moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the security at a disadvantageous price, resulting in losses which may only be partially offset by the amount of the premium. The Fund may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.


The Fund may purchase put or call options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. In the event that such declines or increases occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The risk assumed by the Fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the option, although the Fund may be required to forfeit such amounts in the event that the prices of securities underlying the options do not move in the direction or to the extent anticipated.

OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. The Fund may write options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When the Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will thereby retain the amount of the premium, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Fund for the writing of the option. In addition, if the value of an underlying index moves adversely to the Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received.

The Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

OPTIONS ON FOREIGN CURRENCIES: The Fund may also purchase and write options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an Option on Foreign Currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an Option on Foreign Currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium paid for the option plus related transaction costs. The Fund may also choose to, or be required to, receive delivery of the foreign currencies underlying Options on Foreign Currencies into which it has entered. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. See "Investment Objectives and Policies -- Foreign Securities" in the SAI for information on the risks associated with holding foreign currency.

FUTURES CONTRACTS: The Fund may enter into stock index and foreign currency futures contracts (collectively, "Futures Contracts"). Such transactions may be entered into for hedging purposes, in order to protect the Fund's current or intended investments from the effects of changes in exchange rates or declines in the stock market, and for non-hedging purposes subject to applicable law. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and will be required to maintain margin deposits. In addition, Futures Contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Fund, if its investment judgment about the general direction of exchange rates or the stock market is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract and the Fund may realize a loss. The Fund will not enter into any Futures Contract if immediately thereafter the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of its total assets.

OPTIONS ON FUTURES CONTRACTS: The Fund may purchase and write options on Futures Contracts ("Options on Futures Contracts") in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired and for non-hedging purposes, subject to applicable law, which involves greater risk and may result in losses which are not offset by gains on other portfolio assets. Purchases of Options on Futures Contracts may present less risk in hedging the Fund's portfolio than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs, although it may be necessary to exercise the option to realize any profit, which results in the establishment of a futures position. The writing of Options on Futures Contracts, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Fund may suffer a loss on the transaction.

In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission (the "CFTC") require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.


FORWARD CONTRACTS ON FOREIGN CURRENCY: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date ("Forward Contracts"). The Fund may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes (i.e., speculative purposes). By entering into transactions in Forward Contracts for hedging purposes, the Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative. Forward Contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, Forward Contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. The Fund may choose to, or be required to, receive delivery of the foreign currencies underlying Forward Contracts into which it has entered. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. The Fund may also enter into a Forward Contract on one currency to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. The Fund has established procedures consistent with statements of the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which requires the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. See "Investment Objective and Policies -- Foreign Securities" in the SAI for information on the risks associated with holding foreign currency.


RISKS OF OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS: Although the Fund will enter into certain transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies for hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. The Fund also may enter into transactions in such instruments for other than hedging purposes, subject to applicable law, which involves greater risk. In particular, such transactions may result in losses for the Fund which are not offset by gains on other portfolio positions, thereby reducing gross income. In addition, foreign currency markets may be extremely volatile from time to time. There also can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. The SAI contains a description of the nature and trading mechanics of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, and includes a discussion of the risks related to transactions therein.

Transactions in Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the CFTC and on foreign exchanges. In addition, the securities underlying options, Futures Contracts and Options on Futures Contracts traded by the Fund will include both domestic and foreign securities.


PORTFOLIO TRADING: The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). For a further discussion of portfolio trading, see "Portfolio Transactions and Brokerage Commissions" in the SAI.
                               ----------------


The investment objectives and policies described above are not fundamental and may be changed without shareholder approval.

The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise (see "Investment Restrictions" in the SAI). The Fund's investment limitations and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


5.  MANAGEMENT OF THE FUND
INVESTMENT ADVISER -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated May 20, 1982 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Kevin R. Parke, a Senior Vice President of the Adviser, and John D. Laupheimer, Jr., a Senior Vice President of the Adviser, have been the Fund's portfolio managers since 1992. Mitchell D. Dynan, a Vice President of the Adviser, has also been a portfolio manager of the Fund since March, 1995. Messrs. Parke, Dynan and Laupheimer have been employed as portfolio managers by the Adviser since 1985, 1986 and 1981, respectively. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee, computed and paid monthly on the basis of a formula based upon a percentage of the Fund's average daily net assets plus a percentage of the Fund's gross income (i.e., income other than gains from the sale of securities), in each case on an annualized basis for the Fund's then-current fiscal year. The applicable percentages are reduced as assets and income reach the following levels:


               ANNUAL RATE OF MANAGEMENT FEE                          ANNUAL RATE OF MANAGEMENT FEE
             BASED ON AVERAGE DAILY NET ASSETS                            BASED ON GROSS INCOME
             ----------------------------------                       -----------------------------

0.30% of the first $200 million                              6.67% of the first $6 million
0.24% of the next $300 million                               5.33% of the next $9 million
0.12% of average daily net assets in excess of $500 million  2.67% of gross income in excess of $15 million


For the Fund's fiscal year ended December 31, 1996, MFS received management fees under the Advisory Agreement of $5,982,062, equivalent on an annualized basis to 0.23% of the Fund's average daily net assets (excluding the payment attributable to certain property described below). Management fees received by MFS for the Fund's fiscal year ended December 31, 1996 were comprised of $3,882,808 based on average daily net asset and $2,099,254 based on gross investment income. However, the Advisory Agreement provides that the compensation of the Adviser will be reduced by an annual sum representing the Fund's share of the fair value of the use of office furniture, furnishings and equipment purchased over the years with funds furnished by the Fund and Massachusetts Investors Growth Stock Fund as part of shared expenses. The total annual use value of this property for the period ending December 31, 1996 has been determined pursuant to a formula devised by an independent supplier to be $110,820 for the Fund, which amount was transferred to the Fund by the Adviser.

MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds"), to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Union Standard Trust, MFS Institutional Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust, and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., provide investment advice to substantial private clients.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924, and the founding of the Fund as the first mutual fund in the United States. Net assets under the management of the MFS organization were approximately $51.5 billion on behalf of approximately 2.4 million investor accounts as of March 31, 1997. MFS is a subsidiary of Sun Life of Canada (U.S.) which in turn is a subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are
A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, Donald A. Stewart and John D. McNeil. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.

A. Keith Brodkin, the Chairman and a Director of MFS, is also the Chairman, President and a Trustee of the Fund. W. Thomas London, Stephen E. Cavan, James
O. Yost and James R. Bordewick, Jr., all of whom are officers of MFS, are officers of the Fund.

MFS has established a strategic alliance with Foreign & Colonial Management Ltd. ("Foreign & Colonial"). Foreign & Colonial is a subsidiary of two of the world's oldest financial services institutions, the London-based Foreign & Colonial Investment Trust PLC, which pioneered the idea of investment management in 1868, and HYPO-BANK (Bayerische Hypotheken-und Wechsel-Bank AG), the oldest publicly listed bank in Germany, founded in 1835. As part of this alliance, the portfolio managers and investment analysts of MFS and Foreign & Colonial will share their views on a variety of investment related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS has access to the extensive international equity investment expertise of Foreign & Colonial, and Foreign & Colonial has access to the extensive U.S. equity investment expertise of MFS. MFS and Foreign & Colonial each have investment personnel working in each other's office in Boston and London, respectively.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS or clients of Foreign & Colonial. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and Foreign & Colonial, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.

ADMINISTRATOR -- MFS provides the Fund with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an adminstrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor for each of the other MFS Funds.


SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. ("Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for the Fund.

6.  INFORMATION CONCERNING SHARES OF THE FUND


PURCHASES
Class A, Class B and Class C shares of the Fund may be purchased at the public offering price through any securities dealer, certain banks and other financial institutions ("dealers") having selling agreements with MFD. Dealers may also charge their customers fees relating to an investment in the Fund.

This Prospectus offers to the general public Class A, Class B and Class C shares, which bear sales charges and distribution fees in different forms and amounts as described below:


CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

    PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:


                                                                                      SALES CHARGE* AS
                                                                                       PERCENTAGE OF:
                                                                              --------------------------------     DEALER ALLOWANCE
                                                                                                  NET AMOUNT       AS A PERCENTAGE
AMOUNT OF PURCHASE                                                            OFFERING PRICE       INVESTED       OF OFFERING PRICE
------------------                                                            --------------    --------------    -----------------
Less than $50,000 ..........................................................       5.75%             6.10%               5.00%
$50,000 but less than $100,000 .............................................       4.75              4.99                4.00
$100,000 but less than $250,000 ............................................       4.00              4.17                3.20
$250,000 but less than $500,000 ............................................       2.95              3.04                2.25
$500,000 but less than $1,000,000 ..........................................       2.20              2.25                1.70
$1,000,000 or more .........................................................       None**            None**           See Below**

------------
 *Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.
**A CDSC will apply to such purchases, as discussed below.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 5% and MFD retains approximately 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.


    PURCHASES SUBJECT TO A CDSC (but not an initial sales charge) -- In the following four circumstances, Class A shares are offered at net asset value without an initial sales charge, but subject to a CDSC equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:

    (i)   on investments of $1 million or more in Class A shares;

    (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if, prior to July 1, 1996 (a) the plan had established an account with the Shareholder Servicing Agent and (b) the sponsoring organization had demonstrated to the satisfaction of MFD that either
          (i) the employer had at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares of Funds in the MFS Funds would be in an aggregate amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

    (iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996; and (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion; and

    (iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS THE SHAREHOLDER SERVICING AGENT PRIOR TO THE PURCHASE THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS. THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY.

In the case of all such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers as follows:

        COMMISSION PAID BY MFD TO DEALERS     CUMULATIVE PURCHASE AMOUNT
        ---------------------------------     --------------------------
                      1.00%                On the first $2,000,000, plus
                      0.80%                Over $2,000,000 to $3,000,000, plus
                      0.50%                Over $3,000,000 to $50,000,000, plus
                      0.25%                Over $50,000,000

For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares made on or after April 1, 1996, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchases).

See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" in the Prospectus for further discussion of the CDSC.

    WAIVERS OF INITIAL SALES CHARGE AND CDSC. -- In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemption of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under Section 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and subject to ERISA, where:

 (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

(ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to, the Shareholder Servicing Agent that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;

provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated or partially terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.


CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption as follows:


                     YEAR OF                         CONTINGENT
                    REDEMPTION                     DEFERRED SALES
                  AFTER PURCHASE                       CHARGE
                 ----------------                  --------------


First .........................................          4%
Second ........................................          4%
Third .........................................          3%
Fourth ........................................          3%
Fifth .........................................          2%
Sixth .........................................          1%
Seventh and following .........................          0%


The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996, will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan. As discussed above, such retirement plans are eligible to purchase Class A shares of the Fund at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. IN THIS EVENT, THE PLAN OR ITS SPONSORING ORGANIZATION SHOULD INFORM THE SHAREHOLDER SERVICING AGENT THAT THE PLAN IS ELIGIBLE TO PURCHASE CLASS A SHARES UNDER THIS CATEGORY; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY FOR THE PURCHASE OF CLASS A SHARES.

    WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated or partially terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.

    CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Fund's Distribution Plan. See "Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bears to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year. Class C shares do not convert to any other class of the Fund. The maximum investment in Class C shares that may be made is up to $1,000,000 per transaction.

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.

MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan to MFD for the first year after purchase (see "Distribution Plan" below).

Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Code if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.

    WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class C shares is waived. These circumstances are described in Appendix A to this Prospectus.

GENERAL: The following information applies to purchases of Class A, Class B and Class C shares of the Fund.


    MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares at any time.


SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

    RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserves the right to reject any specific purchase order or to restrict any specific purchase or exchange request. In the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or organization acting on behalf of one or more individuals, if (i) the individual or organization makes three or more exchange requests out of the Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 or 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request, and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase and exchange requests by markets timers. Other funds in the MFS Funds may have different and/or more restrictive policies with respect to market timers than the Fund. These policies are disclosed in the prospectuses of these other MFS Funds.

    DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives, payment for travel expenses, including lodging, incurred by registered representatives for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.


    SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.


    RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of Shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.
                               ----------------


A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.


EXCHANGES
Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.


EXCHANGES AMONG MFS FUNDS (EXCLUDING MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.


GENERAL: A shareholder should read the prospectus of the other MFS Fund into which an exchange is made and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (the "Exchange"), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.


REDEMPTIONS AND REPURCHASES
A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared. See "Tax Status" below.

REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists.

REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent will not be responsible for any losses resulting from unauthorized telephone transactions if it follows reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.


CONTINGENT DEFERRED SALES CHARGE: Investments in Class A, Class B and Class C shares ("Direct Purchases") will be subject to a CDSC for a period of: (i) with respect to Class A and Class C shares, 12 months, (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class B shares purchased on or after January 1, 1993 and Class C shares will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.

At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of Class C shares and of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions of shares will be calculated as set forth in "Purchases" above.


The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.

    SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.


    REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for Class C and certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.

    IN-KIND DISTRIBUTIONS. The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund has reserved the right to pay other redemptions, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.

    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions or exchanges, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and its shareholders.

In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."

FEATURES COMMON TO EACH CLASS OF SHARES: There are features of the Distribution Plan that are common to each class of shares, as described below.

    SERVICE FEES. The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A or Class B shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

    DISTRIBUTION FEES. The Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provision of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expense incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur performing services under its distribution agreement with the Fund.

    OTHER COMMON FEATURES. Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each class of shares covered by the Distribution Plan.

FEATURES UNIQUE TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

    CLASS A SHARES. Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See "Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commission to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

    CLASS B SHARES. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).

    CLASS C SHARES. Class C shares are offered at net asset value without an inital sales charge but subject to a CDSC. See "Purchases -- Class C Shares" above. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.

CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES: The Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are 0.325%, 1.00% and 1.00% per annum, respectively. Payment of a portion of the 0.10% per annum Class A distribution fee equal to 0.025% per annum will commence on such date as the Trustees of the Trust may determine. The 0.25% per annum Class A service fee is reduced to 0.15% per annum for shares purchased prior to January 2, 1991.

DISTRIBUTIONS
The Fund intends to pay shareholders substantially all of its net investment income as dividends on a quarterly basis. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. In addition, the Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains and may make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made. See "Tax Status" and "Shareholder Services -- Distribution Options" below. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.

TAX STATUS
In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes.

Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund, whether the distribution is paid in cash or in additional shares. A portion of the dividends received from the Fund (but none of the Fund's capital gains distributions) may qualify for the dividends received deduction for corporations.

Shortly after the end of each calendar year, each shareholder will be sent a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain, the portion, if any, representing a return of capital (which is free of current taxes but results in basis reduction), and the amount, if any, of federal income tax withheld. Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares shortly before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

The Fund intends to withhold U.S. federal income tax at the rate of 30% on dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable treaty. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in the Fund.


NET ASSET VALUE
The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the Fund's assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Equity securities in the Fund's portfolio are valued at their market value. For a discussion of the manner in which values of these and other assets in the Fund's portfolio are determined, see the SAI. The net asset value per share of each class of shares is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.


DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Fund has three classes of shares which it offers to the general public, entitled Class A, Class B and Class C shares of Beneficial Interest. The Trustees have fixed the par value at $0.33 1/3 per share. The Fund also has a class of shares which if offers exclusively to certain institutional investors, entitled Class I Shares. The Fund has reserved the right to create and issue additional classes of shares, in which case each class of shares of the Fund would participate equally in the earnings, dividends and assets attributable to that class of shares of the Fund. Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Additionally, each class of shares of the Fund will vote separately on any material increase in the fees under the Distribution Plan or on any other matter that solely affects that class of shares, but will otherwise vote together with all other classes of shares of the Fund on all other matters. The Fund does not intend to hold annual meetings. The Fund's Declaration of Trust provides that a Trustee may be removed from office in certain instances.


Each share of a class represents an equal proportionate interest in the Fund with each other class share, subject to the liabilities of the particular class. Shares have no pre-emptive or conversion rights (except as set forth in "Purchases -- Conversion of Class B Shares"). Shares are fully paid and non-assessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.

The Declaration of Trust has no provision for annual meetings. New Trustees are appointed by the remaining Trustees (not the shareholders) subject to the written assent of more than 50% of the shares voting on each appointment. Shareholders therefore have limited non-cumulative voting rights and holders of more than 50% of the shares voting may accept or reject each appointment while holders of less than 50% are not able to reject any appointment. Amendments to the Declaration of Trust require written consent of the holders of a majority of the shares. The 1940 Act confers additional voting rights on the shareholders.


PERFORMANCE INFORMATION
From time to time, the Fund will provide yield, current distribution rate and total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Securities Corporation and Wiesenberger Investment Companies Service. All performance quotations are based on historical performance and are not intended to indicate future performance. Yield calculations are based on the annualized net investment income per share allocated to each class of the Fund over a 30-day period stated as a percent of the maximum public offering price of that class on the last day of that period. Yield calculations for Class B and Class C shares assume no CDSC is paid. The current distribution rate for each class is generally based upon the total amount of dividends per share paid by the Fund to shareholders of that class during the past twelve months and is computed by dividing the amount of such dividends by the maximum public offering price of that class at the end of such period. Current distribution rate calculations for Class B and Class C shares assume no CDSC is paid. The current distribution rate differs from the yield calculation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains, and return of invested capital, and is calculated over a different period of time. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in each class of shares of the Fund made at the maximum public offering price of the shares of that class with all distributions reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemptions of the Fund's Class B and Class C shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of a CDSC, and which will thus be higher. Total rate of return reflects all components of investment over a stated period of time and current distribution rate reflects only the rate of distributions paid by the Fund over a stated period of time.

The Fund offers multiple classes of shares which were initially offered for sale to the public on different dates. The calculation of total rate of return for a class of shares which initially was offered for sale to the public subsequent to another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from the date it initially was offered for sale to the public and (ii) the performance of the Fund's oldest class from the date it initially was offered for sale to the public up to the date that the newer class initially was offered for sale to the public. See the SAI for further information on the calculation of total rate of return for share classes initially offered for sale to the public on different dates.

All performance quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its yield, current distribution rate and total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended December 31, 1996, please read the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of holdings available to investors upon request.


7.  SHAREHOLDER SERVICES
Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund, should contact the Shareholder Servicing Agent (see back cover for address and phone number).

ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive income tax information regarding reportable dividends and capital gain distributions for that year (see "Tax Status").

DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

    -- Dividends and capital gain distributions reinvested in additional shares;
       this option will be assigned if no other option is specified;

    -- Dividends in cash; capital gain distributions reinvested in additional shares;

    -- Dividends and capital gain distributions in cash.


Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the record date. Dividends and capital gains distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash) and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed distribution checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

    LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of any class of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.

    RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level.

    DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of any other MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value (and without any applicable CDSC) in shares of the same class of another MFS Fund, if shares of such Fund are available for sale.

    SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.


DOLLAR COST AVERAGING PROGRAMS --
    AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.

    AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of the other MFS Funds under the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with transfer transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.


Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining a dollar cost averaging program concurrently with a withdrawal program could be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for certain share redemptions in the case of Class A shares.

TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and certain other qualified pension and profit-sharing plans. Investors should consult with their tax advisers before establishing any of the tax-deferred retirement plans described above.
                               ----------------


The Fund's SAI dated May 1, 1997 contains more detailed information about the Fund, including information related to: (i) investment policies and restrictions; (ii) Trustees, officers and investment adviser; (iii) portfolio transactions and brokerage commissions; (iv) the Distribution Plan; and (v) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                                                    APPENDIX A


                           WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the CDSC for Class A shares is waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III).

I.  WAIVERS OF ALL APPLICABLE SALES CHARGES

    In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, is waived:

    1.  DIVIDEND REINVESTMENT

        o Shares acquired through dividend or capital gain reinvestment; and

        o Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any Fund in the MFS Family of Funds ("MFS Funds") pursuant to the Distribution Investment Program.

    2. CERTAIN ACQUISITIONS/LIQUIDATIONS

        o Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

    3.  AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. Shares acquired by:

         o Officers, eligible directors, employees (including retired employees) and agents of Massachusetts Financial Services Company ("MFS"), Sun Life or any of their subsidiary companies;

         o Trustees and retired trustees of any investment company for which MFS Fund Distributors, Inc. ("MFD") serves as distributor;

         o Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

         o Employees or registered representatives of dealers and other financial institution ("dealers") which have a sales agreement with MFD;

         o Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and

         o Institutional Clients of MFS or MFS Institutional Advisors, Inc. ("MFSI")

    4.  INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

         o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/ Small Accounts" in the Prospectus.

    5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

        INDIVIDUAL RETIREMENT ACCOUNTS ("IRA'S")

         o Death or disability of the IRA owner.

        SECTION 401(A) PLANS ("401(A) PLANS") AND SECTION 403(B) EMPLOYER SPONSORED PLANS ("ESP PLANS")

         o Death, disability or retirement of 401 (a) or ESP Plan participant;

         o Loan from 401(a) or ESP Plan (repayment of loans, however, will constitute new sales for purposes of assessing sales charges);

         o Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1 (d)(2), as amended from time to time);

         o Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the 401(a) or ESP Plan);

         o Tax-free return of excess 401(a) or ESP Plan contributions;

         o To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401 (k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent; and

         o Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.

        SECTION 403(B) SALARY REDUCTION ONLY PLANS ("SRO PLANS")

         o Death or disability of SRO Plan participant.

    6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:

         o To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

         o From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.

II. WAIVERS OF CLASS A SALES CHARGES

    In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares is waived:

    1.  INVESTMENT OF REDEMPTION PROCEEDS FROM UNAFFILIATED MUTUAL FUNDS

         o Shares acquired through the investment of redemption proceeds from another open-end management investment company not distributed or managed by MFD or its affiliates if: (i) the investment is made through a dealer and appropriate documentation is submitted to MFD;
           (ii) the redeemed shares were subject to an initial sales charge or deferred sales charge (whether or not actually imposed); (iii) the redemption occurred no more than 90 days prior to the purchase of Class A shares; and (iv) the MFS Fund, MFD or its affiliates have not agreed with such company or its affiliates, formally or informally, to waive sales charges on Class A shares or provide any other incentive with respect to such redemption and sale.

    2.  WRAP ACCOUNT INVESTMENTS

         o Shares acquired by investments through certain dealers which have entered into an agreement with MFD which includes a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account or a similar program under which such clients pay a fee to such dealer.

    3.  INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS

         o Shares acquired by insurance company separate accounts.

    4.  RETIREMENT PLANS


        ADMINISTRATIVE SERVICES ARRANGEMENTS

         o Shares acquired by retirement plans whose third party administrators, or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

        REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

         o Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

        SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING
        CIRCUMSTANCES:

        IRA'S

         o Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

         o Tax-free returns of excess IRA contributions.

        401(A) PLANS

         o Distributions made on or after the 401 (a) Plan participant has attained the age of 59 1/2 years old; and

         o Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

        ESP PLANS AND SRO PLANS

         o Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.

III. WAIVERS OF CLASS B AND CLASS C SALES CHARGES

    In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B shares is waived:

    1.  SYSTEMATIC WITHDRAWAL PLAN

         o Systematic Withdrawal Plan redemptions with respect to up to 10% per year of the account value at the time of establishment.

    2.  DEATH OF OWNER

         o Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

    3.  DISABILITY OF OWNER

         o Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent.).

    4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

        IRA'S, 401(A) PLANS, ESP PLANS AND SRO PLANS


      o Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Internal Revenue Code ("Code") rules.

        SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")

         o Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules;

         o Death or disability of a SAR-SEP Plan participant.

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street
Boston, MA 02116
Toll-free: (800) 225-2606

Mailing Address:
P.O. Box 2281
Boston, MA 02107-9906

Independent Auditors
Deloitte & Touche llp
125 Summer Street
Boston, MA 02110

[logo]
INVESTMENT MANAGEMENT
We inveted the mutual fund(TM)

MASSACHUSETTS
INVESTORS TRUST
500 Boylston Street
Boston, MA 02116


MIT-1-5/97/555M   12/212/312



[logo]
INVESTMENT MANAGEMENT
We invented the mutual fund(TM)

MASSACHUSETTS INVESTORS TRUST

Prospectus


May 1, 1997


[graphic omitted]

[logo] MFS(SM)
INVESTMENT MANAGEMENT


MASSACHUSETTS                                             STATEMENT OF
INVESTORS TRUST                                           ADDITIONAL INFORMATION


(A member of the MFS Family of Funds(R))                  May 1, 1997

-------------------------------------------------------------------------------
                                                                          Page
 1.  Definitions ...............................................           2
 2.  Investment Objectives, Policies and Restrictions ..........           2
 3.  Management of the Fund ....................................           9
        Trustees ...............................................           9
        Officers ...............................................           9
        Trustees Compensation Table ............................          10
        Investment Adviser .....................................          10
        Administrator ..........................................          11
        Custodian ..............................................          11
        Shareholder Servicing Agent ............................          11
        Distributor ............................................          11
 4.  Portfolio Transactions and Brokerage Commissions ..........          12
 5.  Shareholder Services ......................................          13
        Investment and Withdrawal Programs .....................          13
        Exchange Privilege .....................................          15
        Tax-Deferred Retirement Plans ..........................          16
 6.  Tax Status ................................................          16
 7.  Determination of Net Asset Value and Performance ..........          17
 8.  Distribution Plan .........................................          19
 9.  Independent Auditors and Financial Statements .............          20
     Appendix A ................................................          21

MASSACHUSETTS INVESTORS TRUST
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000

This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Prospectus, dated May 1, 1997. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see last page for address and phone number).

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1.  DEFINITIONS
  "Fund"                         -- Massachusetts Investors Trust, a
                                    common law trust organized under
                                    the
                                    laws of The Commonwealth of
                                    Massachusetts.

  "MFS" or the "Adviser"         -- Massachusetts Financial Services
                                    Company, a Delaware corporation.

  "MFD"                          -- MFS Fund Distributors, Inc., a
                                    Delaware corporation.


  "Prospectus"                   -- The Prospectus of the Fund dated
                                    May 1, 1997, as amended or
                                    supplemented from time to time.


2.  INVESTMENT OBJECTIVES, POLICIES AND
    RESTRICTIONS
INVESTMENT OBJECTIVES. The Fund's investment objectives are to provide reasonable current income and long-term growth of capital and income. Any investment involves risk and there can be no assurance that the Fund will achieve its investment objectives.

INVESTMENT POLICIES. The Fund is believed to constitute a conservative medium for that portion of an investor's capital which he wishes to have invested in securities considered to be of high or improving investment quality. The term "conservative medium" indicates that the Fund attempts to exercise prudence, discretion and intelligence in the selection of investments with due regard for both probable income and probable safety of capital. The words "high investment quality" reflect the intention of the Fund to avoid the acquisition of speculative securities or those of doubtful character even if immediate prospects are tempting.

The assets of the Fund are normally invested in common stocks or securities convertible into common stocks. However, the Fund may hold its assets in cash or invest in commercial paper, repurchase agreements or other forms of debt securities either to provide reserves for future purchases of common stock or as a defensive measure in certain economic environments. Since shares of the Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of shares of the Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the amount of dividends the Fund pays to its shareholders will vary in relation to the amount of dividends and interest the Fund receives from its portfolio securities.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange (the "Exchange") or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

FOREIGN SECURITIES: The Fund may invest up to 35% (and expects generally to invest between 0% and 15%) of its total assets in foreign securities (not including American Depositary Receipts) considered to be of high or improving investment quality. As discussed in the Prospectus, investing in foreign securities generally represents a greater degree of risk than investing in domestic securities, due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund may also hold foreign currency in anticipation of purchasing foreign securities.

AMERICAN DEPOSITARY RECEIPTS: American Depositary Receipts ("ADRs") are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency.


"WHEN-ISSUED" SECURITIES: The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, the Fund will take delivery of such securities. When the Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it will set up procedures consistent with Securities and Exchange Commission ("SEC") policies concerning such purchases. Since those policies currently recommend that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. However, although the Fund does not intend to make such purchases for speculative purposes and the Fund does intend to adhere to the provisions of SEC policies, purchases of securities on such basis may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it necessary to sell the "when-issued" or "forward delivery" securities before delivery, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.


It is not the Fund's policy to invest for the purpose of exercising control or management or with a view to making short-term trading profits. This operating policy is not fundamental and may be changed without shareholder approval.

OPTIONS ON SECURITIES: The Fund may write (sell) covered call and put options on securities and purchase call and put options on securities. The Fund may write options on securities for the purpose of increasing its return on such securities and for hedging purposes.


A call option written by the Fund is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire such security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A put option written by the Fund is covered if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or (ii) is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by liquid assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.


The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. Put options could be used by the Fund in the same market environments that call options would be used in equivalent buy-and-write transactions.

The Fund may write combinations of put and call options on the same security, a practice known as a "straddle." By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will be undertaken by the Fund for purposes in addition to hedging, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund also may purchase put and call options on securities. Put options would be purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the underlying securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and related transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such an increase occurs, the call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for a call or put option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rose or declined sufficiently, the option may expire worthless to the Fund.

The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Fund's assets (the "SEC illiquidity ceiling"). Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which the Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-money. The Fund will treat all or a part of the formula price as illiquid for purposes of the SEC illiquidity ceiling. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options on stock indices and purchase call and put options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired.


The Fund may cover call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Nevertheless, where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Fund may cover put options on stock indices by maintaining liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call options on stock indices written by the Fund may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations.


The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by a Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid, and related transaction costs, if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

The Fund also may purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option, plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write put and call options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put Options on the Foreign Currency. If the value of the currency did decline, the Fund would have the right to sell such currency for a fixed amount in dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of Options on Foreign Currencies would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in Options on Foreign Currencies which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write Options on Foreign Currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it may, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurred, the option would most likely not be exercised, and the diminution in value of portfolio securities would be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

FUTURES CONTRACTS: The Fund may enter into stock index and foreign currency futures contracts ("Futures Contracts"). A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of foreign currency futures contracts, the currency or the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "marking to the market".

Purchases or sales of stock index futures contracts may be used to attempt to protect a Fund's current or intended stock investments from broad fluctuations in stock prices. For example, a Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities. Stock index futures may also be used for non-hedging purposes, subject to applicable law.

As noted in the Prospectus, a Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates, and for non-hedging purposes, subject to applicable law. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where a Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

OPTIONS ON FUTURES CONTRACTS: The Fund may write or purchase options to buy or sell Futures Contracts ("Options on Futures Contracts"). The writing of a call Option on a Futures Contract constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put Option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.


The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through segregation of liquid assets in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or (ii) is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and Call Options on Futures Contracts written by the Fund may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.


The Fund may purchase Options on Futures Contracts for hedging purposes as an alternative to purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts. The Fund may also use Options on Futures Contracts for non-hedging purposes subject to applicable law.

FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). The Fund may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes. The Fund may also enter into Forward Contracts for "cross-hedging" as noted in the Prospectus. Transactions in Forward Contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates. The Fund may also enter into transactions in Forward Contracts for other than hedging purposes which presents greater profit potential but also involves increased risk. For example, if the Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Fund may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Fund will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.


The Fund has established procedures consistent with the statements by the SEC and its Staff concerning the use of Forward Contracts by registered investment companies. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the commitment be held aside or segregated for "cover" to be used to pay for the commitment, the Fund will always have liquid assets available sufficient to cover any commitments under contracts to purchase or sell foreign currencies or to limit any potential risk. The segregated account will be marked to market on a daily basis. While these contracts are not presently requlated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate Forward Contracts. In such event, the Fund's ability to utilize Forward Contracts in the manner set forth above may be restricted.

The Fund has established procedures consistent with statements by the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, liquid assets, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts entered into by the Fund. Alternatively, the Fund may "cover" its obligations under such contracts through the ownership of the amount of foreign currency required to be delivered under a Forward Contract, in the case of a Forward Contract entered into by the Fund to sell such currency, or through the purchase of a call option, or a call option on a Futures Contract, on the underlying currency, provided that, if the strike price of the option is greater than the price established under the Forward Contract, the Fund will segregate cash, short-term money market instruments or high grade debt securities with a value equal to the difference between the strike price of the option and the price of the Forward Contract. The Fund may cover its obligations under a Forward Contract to purchase a foreign currency by purchasing a put option, or a put option on a Futures Contract, on the underlying currency, provided that, if the strike price of the option is less than the price established under the Forward Contract, the Fund will segregate liquid assets with a value equal to the difference between the strike price of the option and the price of the Forward Contract. The Fund may also cover Forward Contracts in such other manner as may be in accordance with the requirements of the counter party to the contract and applicable laws and regulations.


RISK FACTORS: IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S PORTFOLIO -- The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, and Forward Contracts will depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. Because the securities in the Fund's portfolio will most likely not be the same as those securities underlying a stock index, the correlation between movements in the portfolio and in the securities underlying the index will not be perfect. The trading of Futures Contracts and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in such markets. In this regard, trading by speculators in options and Futures Contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts. It should be noted that Futures Contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or Futures Contracts based on a broad market index, because a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. Further, with respect to options on securities, options on stock indices and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. In writing a covered call option on a security, index or Futures Contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument.

The Fund will invest in a hedging instrument only if, in the judgment of its Adviser, there would be expected to be a sufficient degree of correlation between movements in the value of the instrument and movements in the value of the relevant portion of the Fund's portfolio for such hedge to be effective. There can be no assurance that the Adviser's judgment will be accurate.

It should also be noted that the Fund may purchase and sell options, Futures Contracts, Options on Future Contracts, Forward Contracts and Options on Foreign Currencies not only for hedging purposes, but for the purpose of increasing its return on portfolio securities subject to applicable law. As a result, in the event of adverse market movements, the Fund might be subject to losses, which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In addition, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains.

With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received.


POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund had insufficient cash available to meet margin requirements, it might be necessary to liquidate portfolio securities at a time when it would be disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolios, and could result in trading losses. The liquidity of a secondary market in a Futures Contract or options thereon may also be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN: Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund engages in the purchase or sale of such instruments for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Fund or decreases in the prices of securities the Fund intends to acquire. Where the Fund uses such instruments for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

TRADING AND POSITION LIMITS: The exchanges on which Futures Contracts and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Fund.

RISK OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying index or Futures Contract.

ADDITIONAL RISKS OF TRANSACTIONS NOT CONDUCTED ON EXCHANGES: Transactions in Forward Contracts are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies. Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which would not be reflected in the forward markets until the following day, thereby preventing the Fund from responding to such events in a timely manner. Settlements of exercises of Forward Contracts generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any United States or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.


Forward Contracts, and over-the-counter options on securities, are not traded on exchanges regulated by the CFTC or the SEC, but through financial institutions acting as market-makers. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty.

While Forward Contracts are not presently subject to regulation by the CFTC, the CFTC may in the future assert or be granted authority to regulate such instruments. In such event, the Fund's ability to utilize Forward Contracts in the manner set forth above could be restricted.

RESTRICTIONS ON THE USE OF OPTIONS AND FUTURES: In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.

The Fund has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, the Fund will not purchase put and call options if, as a result, more than 5% of its total assets would be invested in such options.


When the Fund purchases a Futures Contract, an amount of liquid assets will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby ensuring that the leveraging effect of such Futures Contract is minimized.


INVESTMENT RESTRICTIONS: The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Fund (or a class, as applicable) or (ii) 67% or more of the outstanding shares of the Fund (or a class, as applicable), present at a meeting if holders of more than 50% of the outstanding shares of the Fund (or a class, as applicable) are represented at such meeting in person or by proxy):

The Fund may not, except temporarily in case of a merger, purchase securities of any issuer if such purchase would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer (exclusive of U.S. or Canadian Government obligations), or if such purchase would cause more than 10% of any class of securities of an issuer to be held by the Fund. The Fund may not invest more than 5% of its assets in the securities of an issuer which, including predecessors, has not been in continuous operation for at least three years. The Fund may not purchase securities issued by investment companies except in the open market or in connection with a plan of consolidation or merger, nor may the Fund purchase or retain securities of a company if one or more of its Trustees and officers own 1/2 of 1% each and such persons collectively own more than 5% of that company's securities. The Fund may borrow money up to 10% of its gross assets (taken at cost) or its net assets (taken at market value), whichever is less, but only temporarily for extraordinary or emergency purposes and subject to a 300% asset coverage requirement and may pledge up to 15% of its gross assets (taken at cost) (for the purpose of this restriction collateral arrangements with respect to Options on Securities, Stock Indexes and Foreign Currencies, Future Contracts, Options on Future Contracts and Forward Contracts, and payments of initial and variation margin in connection therewith are not considered a pledge of assets). The Fund has reserved freedom of action to underwrite securities in limited cases, but has not done so since 1940, and the amount of any one underwriting commitment may not exceed 5% of its net assets. It is not the Fund's policy to concentrate more than 25% of its assets in any one industry or to purchase or sell real estate, commodities or commodity contracts except for Options on Securities, Stock Indexes and Foreign Currencies, Future Contracts, Options on Future Contracts and Forward Contracts. The Fund may not make loans to other persons. For these purposes, the purchase of short-term commercial paper, the purchase of a portion or all of an issue of debt securities in accordance with the Fund's investment objectives and policies, the lending of portfolio securities, or the investment of the Fund's assets in repurchase agreements, shall not be considered the making of a loan.

As a matter of non-fundamental policy, the Fund may not invest more than 5% of the value of the Fund's net assets, valued at the lower of cost or market, in warrants. Included in such amount, but not to exceed 2% of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value. The Fund also may not purchase or sell interests in oil, gas or mineral leases in the ordinary course of the business of the Fund (the Fund reserves the freedom of action to hold and sell real estate acquired as a result of the ownership of securities). The Fund also may not sell any security which it does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions.

These investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

3.  MANAGEMENT OF THE FUND
The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the management of the Fund's assets and the officers of the Fund are responsible for its operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)


TRUSTEES
A. KEITH BRODKIN,* Chairman and President (born 8/4/35)
Massachusetts Financial Services Company, Chairman and Director

RICHARD B. BAILEY* (born 9/14/26)
Private investor; Massachusetts Financial Services Company

PETER G. HARWOOD (born 4/3/26)
Private Investor
Address: 211 Lindsay Pond Road, Concord, Massachusetts

J. ATWOOD IVES (born 5/1/36)
Eastern Enterprises (diversified services company), Chairman and Chief
  Executive Officer
Address: 9 Riverside Road, Weston, Massachusetts

LAWRENCE T. PERERA (born 6/23/35)
Hemenway & Barnes (attorneys), Partner
Address: 60 State Street, Boston, Massachusetts

WILLIAM J. POORVU (born 4/10/35)
Harvard University Graduate School of Business Administration, Adjunct
  Professor; CBL & Associates Properties, Inc. (a real estate investment trust), Director; The Baupost Fund (a registered investment company), Vice Chairman (since November 1993), Chairman and Trustee (prior to November
  1993)
Address: Harvard Business School, Soldiers Field Road, Cambridge, Massa-chusetts

CHARLES W. SCHMIDT (born 3/18/28)
Private investor;  OHM Corporation, Director; The Boston Company, Director;
  Boston Safe Deposit and Trust Company, Director; Mohawk Paper Company,
  Director
Address: 30 Colpitts Road, Weston, Massachusetts

ARNOLD D. SCOTT* (born 12/16/42)
Massachusetts Financial Services Company, Senior Executive Vice President and
  Secretary

JEFFREY L. SHAMES* (born 6/2/55)
Massachusetts Financial Services Company, President

ELAINE R. SMITH (born 4/25/46)
Independent Consultant; Brigham and Women's Hospital, Executive Vice President
  and Chief Operating Officer (prior to September 1992)
Address: Weston, Massachusetts

DAVID B. STONE (born 9/2/27)
North American Management Corp. (investment adviser), Chairman; Eastern
  Enterprises, Director
Address: 10 Post Office Square, Suite 300, Boston, Massachusetts

OFFICERS
W. THOMAS LONDON,* Treasurer (born 3/1/44)
Massachusetts Financial Services Company, Senior Vice President

STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General
  Counsel and Assistant Secretary

JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/59)
Massachusetts Financial Services Company, Senior Vice President and Associate
  General Counsel

JAMES O. YOST,* Assistant Treasurer (born 6/12/60)
Massachusetts Financial Services Company, Vice President

----------
*"Interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer hold comparable positions with certain MFS affiliates or with certain other funds of which MFS or a subsidiary of MFS is the investment adviser or distributor. Mr. Brodkin, the Chairman of MFD, Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), the corporate parent of MFS.


The Fund pays the compensation of non-interested Trustees and Mr. Bailey (who currently receive a retainer of $5,500 per year, $225 per committee meeting and $250 for attendance at each meeting plus certain out-of-pocket expenses, as incurred) and has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 73 and if the Trustee has completed at least 5 years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 73 and receive reduced payments if he has completed at least five years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Fund for Messrs. Brodkin, Scott and Shames. The Fund will accrue compensation expenses each year to cover current year's service and amortize past service cost.

TRUSTEE COMPENSATION TABLE

                                             RETIREMENT BENEFIT        ESTIMATED         TOTAL TRUSTEE FEES
                           TRUSTEE FEES      ACCRUED AS PART OF      CREDITED YEARS        FROM FUND AND
TRUSTEE                    FROM FUND(1)       FUND EXPENSE(1)        OF SERVICE(2)        FUND COMPLEX(3)
---------------------------------------------------------------------------------------------------------------
Richard B. Bailey             $7,050               $1,521                   8                 $247,168
A. Keith Brodkin                   0                    0                 N/A                        0
Peter G. Harwood              $7,750               $1,051                   5                 $105,995
J. Atwood Ives                $7,225               $1,581                  17                 $ 98,750
Lawrence T. Perera            $7,200               $3,142                  26                 $ 98,310
William J. Poorvu             $7,500               $3,288                  25                 $102,840
Charles W. Schmidt            $7,750               $3,132                  20                 $105,995

Arnold D. Scott                    0                    0                 N/A                        0
Jeffrey L. Shames                  0                    0                 N/A                        0
Elaine R. Smith               $7,750               $1,566                  27                 $105,995
David B. Stone                $7,925               $3,297                  14                 $108,710

(1) For fiscal year ended December 31, 1996.
(2) Based on normal retirement age of 73.
(3) Information provided is for calendar year 1996. All Trustees receiving compensation served as Trustees of 23 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $21 billion) except Mr. Bailey, who served as Trustee of 81 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $38 billion).

                     ESTIMATED ANNUAL BENEFITS PAYABLE BY
                           FUND UPON RETIREMENT(4)

                                                           YEARS OF SERVICE
                         ------------------------------------------------------------------------------------
 AVERAGE TRUSTEE FEES           3                    5                     7                 10 OR MORE
 ------------------------------------------------------------------------------------------------------------
        $6,345                $  952               $1,586                $2,221                $3,173
        $6,820                $1,023               $1,705                $2,387                $3,410
        $7,294                $1,094               $1,824                $2,553                $3,647
        $7,769                $1,165               $1,942                $2,719                $3,884
        $8,243                $1,236               $2,061                $2,885                $4,122
        $8,718                $1,308               $2,179                $3,051                $4,359

(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

As of April 1, 1997, all Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund, not including 998,328 shares (which represent approximately 4.1% of the outstanding shares of the Fund) owned of record by certain employee benefit plans of MFS of which Messrs. Brodkin, Scott and Shames are Trustees.

As of March 31, 1997, MLPF&S, 4800 Deer Lake Drive, Jacksonville, Florida, for the sole benefit of its customers, was the record owner of approximately 24.50% of the outstanding Class C shares of the Fund. As of March 31, 1997, MFS Defined Contribution Plan, MFS 401(K) Plan and the MFS Pension Plan, located at 500 Boylston Street, Boston, Massachusetts were the record owners of approximately 69.40%, 18.88% and 11.71%, respectively of Class I shares of the Fund.

The Declaration of Trust provides that the Fund will indemnify its officers and Trustees against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, unless, as to liability to the Fund or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Fund. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or by reasonable determination by disinterested Trustees or in a written opinion of independent counsel based upon a review of readily available facts, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


INVESTMENT ADVISER
MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").


The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated May 20, 1982, as amended (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee computed and paid monthly on the basis of a formula based upon a percentage of the Fund's average daily net assets plus a percentage of its gross income other than gains from the sale of securities, in each case on an annualized basis for the Fund's then-current fiscal year. The applicable percentages are reduced as assets and income reach the following levels:

   ANNUAL RATE OF MANAGEMENT FEE       ANNUAL RATE OF MANAGEMENT FEE
 BASED ON AVERAGE DAILY NET ASSETS         BASED ON GROSS INCOME
------------------------------------  --------------------------------
0.30% of the first $200 million       6.67% of the first $6 million
0.24% of the next $300 million        5.33% of the next $9 million
0.12% of average daily net assets in  2.67% of gross income in excess
  excess of $500 million                of $15 million

Under the Advisory Agreement, MFS received management fees of $5,982,062, $4,973,977 and $4,385,702 for fiscal years ended December 31, 1996, 1995 and 1994, respectively. In order to comply with the expense limitations of certain state securities commissions the Adviser will reduce its management fee or otherwise reimburse the Fund for any expenses, exclusive of interest, taxes and brokerage commissions, incurred by the Fund in any fiscal year to the extent such expenses exceed the most restrictive of such state expense limitations. The Adviser will make appropriate adjustments to such reimbursements in response to any amendment or rescission of the various state requirements.

The Advisory Agreement provides that the compensation of the Adviser will be reduced by an annual sum representing the Fund's share of the fair value of the use of office furniture, furnishings and equipment purchased over the years with funds furnished by the Fund and Massachusetts Investors Growth Stock Fund as part of shared expenses. The total annual use value of this property for the period ended December 31, 1996 has been determined pursuant to a formula devised by an independent supplier to be $110,820, which amount was transferred to the Fund by the Adviser. This determination has been approved by the Trustees who are not affiliated with the Adviser. This amount and amounts so determined and approved in subsequent years will be credited 24% to Massachusetts Investors Growth Stock Fund and 76% to the Fund, being the average of their proportionate contributions to shared expenses over the ten-year period ended December 31, 1968.

The Fund pays all of its expenses (other than those assumed by MFS or MFD), including: Trustees fees discussed above; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares; expenses of preparing, printing and mailing share certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that its Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. For a list of the Fund's expenses, including the compensation paid to the Trustees who are not officers of MFS, during the Fund's fiscal year ended December 31, 1996, see "Statement of Operations" in the Fund's Annual Report to shareholders incorporated by reference into this SAI. Payment by the Fund of brokerage commissions for brokerage and research services of value to the Adviser in serving its clients is discussed under the caption "Portfolio Transactions and Brokerage Commissions."


MFS pays the compensation of the Fund's officers and of any Trustee who is an officer of MFS. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting its portfolio transactions, and, in general, administering its affairs.


The Advisory Agreement will remain in effect until August 1, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement further provides that MFS may render services to others and that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

ADMINISTRATOR
MFS provides the Fund with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

CUSTODIAN
State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis.

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement, dated August 1, 1985, as amended (the "Agency Agreement"), with the Fund. The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and keeping records in connection with the issuance, transfer and redemption of each class of the shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of 0.13%. State Street Bank and Trust Company, the dividend and distribution disbursing agent of the Fund, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend and distribution disbursing functions for the Fund.


DISTRIBUTOR
MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement, dated January 1, 1995 (the "Distribution Agreement"), with the Fund. Prior to January 1, 1995, MFS Financial Services, Inc. ("FSI"), another wholly-owned subsidiary of MFS, was the Fund's distributor. Where this SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods prior to January 1, 1995, such reference shall be deemed to include FSI, as the predecessor in interest to MFD.

CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of Class A shares of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Rights of Accumulation), by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" in this SAI). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" in this SAI).

Class A shares of the Fund may be sold at their net asset value to certain persons or in certain instances as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The commission paid to the distributor is the difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge, the dealer retains 5% and MFD retains approximately 3/4 of 1% of the public offering price. In addition, MFD, on behalf of the Fund, pays commissions to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.


CLASS B, CLASS C AND CLASS I SHARES: MFD acts as agent in selling Class B, Class C and Class I shares of the Fund. The public offering price of Class B shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus and the Prospectus Supplement pursuant to which Class I shares are offered).


GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.


During the Fund's fiscal year ended December 31, 1996, MFD received sales charges of $852,527 and dealers received sales charges of $5,772,387 (as their concession on gross sales charges of $6,624,914) for selling Class A shares of the Fund; the Fund received $320,514,447, representing the aggregate net asset value of such shares. During the Fund's fiscal year ended December 31, 1995, MFD received sales charges of $388,820 and dealers received sales charges of $2,937,684 (as their concession on gross sales charges of $3,326,504) for selling Class A shares of the Fund; the Fund received $183,211,268 representing the aggregate net asset value of such shares. During the Fund's fiscal year ended December 31, 1994, MFD received sales charges of $257,995 and dealers received sales charges of $2,389,049 (as their concession on gross sales charges of $2,647,044) for selling Class A shares of the Fund; the Fund received $125,304,888, representing the aggregate net asset value of such shares.

During the Fund's fiscal years ended December 31, 1996, 1995 and 1994 the CDSC imposed on the redemption of Class A shares was $39,432, $18,908 and $2,552, respectively. During the Fund's fiscal years ended December 31, 1996, 1995 and 1994, the CDSC imposed on the redemption of Class B shares was $325,303, $157,607 and $59,341, respectively. During the period from July 2, 1996 to December 31, 1996, the CDSC imposed on the redemption of Class C shares was $550.

The Distribution Agreement will remain in effect until August 1, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustess or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


4.  PORTFOLIO TRANSACTIONS AND BROKERAGE
    COMMISSIONS
Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the Adviser and who is appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by the Board of Trustees. The Fund's portfolio manager may serve other clients of the Adviser and any subsidiary of the Adviser in a similar capacity.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the general level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Adviser. At present no other recapture arrangements are in effect.


Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Trustees of the Fund (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $39,100 of commission business from the MFS Funds to Pershing Division of Donaldson, Luftkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).


The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions. However, the Adviser is unable to quantify the amount of commissions set forth below which were paid as a result of such Research because a substantial number of transactions were effected through brokers which provide Research but which were selected principally because of their execution capabilities.

The management fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


During the Fund's fiscal years ended December 31, 1996, 1995 and 1994, the Fund paid total brokerage commissions of $2,905,736, $3,459,699 and $4,542,396, respectively, on total transactions of $2,209,064,543, $2,184,943,228 and $2,372,631,245, respectively.


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.

5.  SHAREHOLDER SERVICES
INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

  LETTER OF INTENT: If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of all classes of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Fund's Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months, in the case of purchases of $1 million or more), plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


  RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or, MFS Fixed Fund (a bank collective investment fund) reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. For example, if a shareholder owns shares valued at $37,500 and purchases an additional $12,500 of Class A shares of the Fund, the sales charge for the $12,500 purchase would be at the rate of 4.75% (the rate applicable to single transactions of $50,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

  SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


  DISTRIBUTION INVESTMENT PROGRAM: Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and not subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.


  SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) any "Free Amount"; (ii) to the extent necessary, any "Reinvested Shares"; and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be reinvested in additional full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares generally having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.


  INVEST BY MAIL: Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

  GROUP PURCHASES: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not a Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.


  AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of the other MFS Funds (if available for sale) under the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial transfer will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.


No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchanges.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan.

The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.


  REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where the shares are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within a certain period of time of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or 12 months of the initial purchase in the case of Class C shares and certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of any loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

EXCHANGE PRIVILEGE: Subject to the requirements set forth below, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e. an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the class of shares) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.


Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by MFS Service Center, Inc.). Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If an Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the New York Stock Exchange (the "Exchange"), the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund (a bank collective investment Fund) have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timer accounts (see "Purchases" in the Prospectus).


TAX-DEFERRED RETIREMENT PLANS: Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available through investment dealers plans and/or custody agreements for the following:


  Individual Retirement Accounts (IRAs) (for individuals and their non-employed spouses who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

  Simplified Employee Pension (SEP-IRA) Plans;


  Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");


  403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

  Certain other qualified corporate pension and profit-sharing plans.


The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.


Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.


6.  TAX STATUS
The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or additional shares. A portion of the Fund's ordinary income dividends (but none of the Fund's capital gains) is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November or December of any calender year that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the tax status of its distributions after the end of each calendar year.

Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than 12 months and otherwise as short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of shares of the Fund within ninety days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).


The Fund's current dividend and accounting policies will affect the amount, timing and character of distributions to shareholders, and may under certain circumstances make an economic return of capital taxable to shareholders. Any investment in zero coupon bonds or certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.


The Fund's transactions in options, Futures Contracts, and Forward Contracts will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, and Forward Contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. Investment income received by the Fund from foreign securities may be subject to foreign taxes; the Fund does not expect to be unable to pass through to shareholders foreign tax credits and deductions with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at a rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% on dividends and other payments to Non-U.S. Persons that are subject to such withholding, regardless of whether a lower rate may be permitted under an applicable treaty. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

As long as it qualifies as a "regulated investment company" under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.


7.  DETERMINATION OF NET ASSET VALUE AND
    PERFORMANCE
NET ASSET VALUE: The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or days on which they are observed): New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Forward Contracts will be valued using a pricing model taking into consideration data from an external pricing source. Use of the pricing services has been approved by the Fund's Board of Trustees. All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the NASDAQ system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price.

Bonds and other fixed income securities, including listed issues, in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices, since such valuations are believed to reflect the fair value of such securities. Use of the pricing service has been approved by the Fund's Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued based upon dealer supplied valuations. Other short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.


PERFORMANCE INFORMATION
TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares and 1% maximum for Class C shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return on Class A shares since the value of the initial account will not be reduced by the maximum sales charge (currently 5.75% on Class A shares) and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC.

The Fund offers multiple classes of shares which were initially offered for sale to the public on different dates. The calculation of total rate of return for a class of shares which initially was offered for sale to the public subsequent to another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from the date it initially was offered for sale to the public and (ii) the performance of the Fund's oldest class from the date it initially was offered for sale to the public up to the date that the newer class initially was offered for sale to the public.

As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

Total rate of return quotations for each class are presented in Appendix A attached hereto under the heading "Performance Quotations."

PERFORMANCE RESULTS: The performance results for Class A shares presented in Appendix A attached hereto under the heading "Performance Results" assume an initial investment of $10,000 in Class A shares, and cover the period from January 1, 1987 through December 31, 1996. It has been assumed that dividends and capital gain distributions were reinvested in additional shares. These performance results, as well as any total rate of return quotations provided by the Fund, should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total rates of return should be considered when comparing the total rate of return of the Fund to total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).

YIELD: Any yield quotation for a class of shares of the Fund is based on the annualized net investment income per share of that class for the 30-day period. The yield for each class of the Fund is calculated by dividing the net investment income allocated to that class earned during the period by the maximum offering price per share of that class of the Fund on the last day of the period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest allocated to that class during the period, minus accrued expenses of that class for the period by (ii) the average number of shares of the class entitled to receive dividends during the period multiplied by the maximum offering price per share on the last day of the period. The Fund's yield calculations for Class A shares assume a maximum sales charge of 5.75%. The yield calculation for Class B and Class C shares assumes no CDSC is paid. Yield quotations for each class of shares are presented in Appendix A attached hereto under the heading "Performance Quotations."

CURRENT DISTRIBUTION RATE: Yield, which is calculated according to a formula prescribed by the Securities and Exchange Commission, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by dividing the total amount of dividends per share paid by the Fund to shareholders of that class during the past twelve months by the maximum public offering price of that class at the end of such period. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past twelve months. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income for option writing, short-term capital gains and return of invested capital, and is calculated over a different period of time. Current distribution rate quotations for each class of shares are presented in Appendix A attached hereto under the heading "Performance Quotations."

From time to time the Fund may, as appropriate, quote fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals.

From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters.


The Fund may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time the Fund may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral.


From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planningsm program, an inter-generational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.


The Fund was established by three securities executives -- L. Sherman Adams, Charles H. Learoyd and Alston L. Carr. The Fund began operation in 1924 and established its own in-house research department in 1932. From 1932 to 1953, the Fund was managed by Merrill Griswold, its Chairman. Mr. Griswold helped to change the U.S. tax law in order to permit income and capital gains to be passed along to mutual fund shareholders without a separate tax at the fund level. In 1936, the Fund began offering shareholders the ability to take capital gain distributions in cash or additional shares. The Fund issued shareholders full, periodic reports disclosing portfolio holdings, fees and expenses a decade before it was required to do so under the Securities Act of 1933, as amended. The fund has been actively managed for the last 70 years responding to major historical events which have affected the stock market (such as the Great Depression, World War II, the post-war economic boom, the 1970s' oil crisis and inflationary periods, and the "boom market" of the 1980s).

In 1969, the Fund's Trustees created a management company, MFS, to externalize the investment management function and to permit the firm to offer additional funds. MFS introduced several mutual funds in 1970 and hired the current chairman of MFS, A. Keith Brodkin, as a bond fund portfolio manager.


As of March 31, 1997, the Fund had total net assets of approximately $3.5 billion and had approximately 186,329 shareholders.


From time to time, MFD, may, as appropriate, quote Fund-related comments from existing shareholders.

MFS FIRSTS: MFS has a long history of innovations.

       -- 1924 -- Massachusetts Investors Fund is established as the first open-end mutual fund in America.

       -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

       -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

       -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 (the "Truth in Securities Act" or the "Full
                 Disclosure Act").

       -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.

       -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

       -- 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

       -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed-income mutual fund.

       -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

       -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

       -- 1986 -- MFS(R) Municipal Income Fund is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

       -- 1987 -- MFS(R) Multimarket Income Fund is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

       -- 1989 -- MFS(R) Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.

       -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

       -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

       -- 1993 -- MFS becomes money managers of MFS(R) Union Standard Trust, the first trust to invest solely in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.


8.  DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for each of the Fund's Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to Class A shares, no service fees will be paid:
(i) to any dealer who is the holder or dealer of record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

With respect to Class B shares, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL YEAR: During the fiscal year ended December 31, 1996, the Fund paid the following Distribution Plan expenses:

                                    AMOUNT OF      AMOUNT OF      AMOUNT OF
                                  DISTRIBUTION   DISTRIBUTION   DISTRIBUTION
                                   AND SERVICE    AND SERVICE    AND SERVICE
                                    FEES PAID    FEES RETAINED  FEES RECEIVED
CLASSES OF SHARES                    BY FUND        BY MFD       BY DEALERS
-----------------                 ------------   -------------  -------------
Class A Shares                     $7,583,868     $3,178,149     $4,405,719
Class B Shares                     $2,773,037     $2,107,767     $  665,270
Class C Shares                     $   23,395     $       13     $   23,382

GENERAL: The Distribution Plan will remain in effect until August 1, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

9.  INDEPENDENT AUDITORS AND
    FINANCIAL STATEMENTS
Deloitte & Touche LLP are the Fund's independent auditors, providing audit services, assistance with tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

The Portfolio of Investments at December 31, 1996, the Statement of Assets and Liabilities at December 31, 1996, the Statement of Operations for the year ended December 31, 1996, the Statement of Changes in Net Assets for each of the two-year period ended December 31, 1996, the Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent auditors, as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                    APPENDIX A
                           PERFORMANCE INFORMATION

The performance results and quotations below should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary. See "Determination of Net Asset Value and Performance" in the SAI.

                          PERFORMANCE RESULTS -- CLASS A SHARES

                               VALUE OF          VALUE OF           VALUE OF
                            INITIAL $10,000    CAPITAL GAIN        REINVESTED           TOTAL
    YEAR ENDED                INVESTMENT       DISTRIBUTIONS        DIVIDENDS           VALUE
    ----------               ------------     ---------------      -----------          -----
December 31, 1987........      $ 8,776           $ 1,102             $  248           $10,126
December 31, 1988........        8,745             1,843                589            11,177
December 31, 1989........       10,561             3,477              1,177            15,215
December 31, 1990........        9,571             4,101              1,528            15,200
December 31, 1991........       10,810             6,378              2,218            19,406
December 31, 1992........        9,594             8,830              2,414            20,838
December 31, 1993........        8,963            11,089              2,876            22,928
December 31, 1994........        7,848            11,873              2,974            22,695
December 31, 1995........        9,906            16,876              4,842            31,624
December 31, 1996........       11,270            22,200              6,344            39,814

Explanatory Notes: The results in the table assume that income dividends and capital gain distributions were invested in additional shares. The results also assume that the initial investment in Class A shares was reduced by the current maximum applicable sales charge. No adjustment has been made for any income taxes, if any, payable by shareholders.

                            PERFORMANCE QUOTATIONS

All performance quotations are for the period ended December 31, 1996.

                                                       AVERAGE ANNUAL TOTAL RETURNS                                     CURRENT
                                                   -------------------------------------         30-DAY YIELD        DISTRIBUTION
                                                   1 YEAR         5 YEAR         10 YEAR    (WITHOUT ANY WAIVERS)        RATE
                                                   ------         ------         -------     -------------------     -------------
Fund Class A shares with sales charge .........    18.62%         14.10%         14.82%             1.19%               1.33%
Fund Class A shares without sales charge ......    25.90%         15.46%         15.50%
Fund Class B shares with CDSC .................    21.05%         14.59%(1)      15.18%(1)
Fund Class B shares without CDSC ..............    25.05%         14.82%(1)      15.18%(1)          0.77%               0.74%
Fund Class C shares with CDSC .................    23.73%(2)      15.24%(2)      15.39%(2)
Fund Class C shares without CDSC ..............    24.73%(2)      15.24%(2)      15.39%(2)          0.87%               1.17%

(1) Class B share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares on September 7, 1993. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class B shares differ. Class B share performance has been adjusted to reflect that Class B shares generally are subject to a CDSC (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an initial sales charge. Class B share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.
(2) Class C share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class C shares on July 2, 1996. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class C shares differ. Class C share performance has been adjusted to reflect that Class C shares generally are subject to a CDSC (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an initial sales charge. Class C share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000


DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110



MASSACHUSETTS INVESTORS TRUST
500 Boylston Street
Boston, MA 02116

                                                    MIT-13-5/97/775 12/212/312

[logo]                                                            Annual Report
INVESTMENT MANAGEMENT                                            for Year Ended
                                                              December 31, 1996

MASSACHUSETTS INVESTORS TRUST

[graphic omitted]

TABLE OF CONTENTS

Letter from the Chairman ................................................... 1
A Discussion with the Portfolio Managers ................................... 2
Portfolio Managers' Profiles ............................................... 4
Trust Facts ................................................................ 5
Performance Summary ........................................................ 5
Portfolio of Investments ................................................... 9
Financial Statements .......................................................16
Notes to Financial Statements ..............................................22
Independent Auditors' Report ...............................................28
Trustees and Officers ......................................................29


------------------------------------------------------------------------------
   HIGHLIGHTS

o FOR THE 12 MONTHS ENDED DECEMBER 31, 1996, CLASS A SHARES OF THE TRUST PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 25.90%, WHILE CLASS B SHARES RETURNED 25.05%.

o THE TRUST LOOKS FOR LARGE- CAPITALIZATION, HIGH-QUALITY GROWTH COMPANIES THAT ARE EXPECTED TO MEET OR EXCEED THEIR GROWTH TARGETS AND SELL FOR VALUATIONS THAT WILL MAKE THEM ATTRACTIVE FOR SOME TIME TO COME.

o FINANCIAL SERVICES STOCKS MAKE UP THE LARGEST SECTOR IN THE TRUST. THESE STOCKS HAVE BENEFITED FROM A NUMBER OF FAVORABLE DEVELOPMENTS, INCLUDING CONSOLIDATION, IN WHICH COMPANIES GAIN BROADER MARKETS AND IMPROVED ECONOMIES OF SCALE.

o THE DEFENSE AND AEROSPACE INDUSTRY IS ALSO GOING THROUGH MASSIVE CONSOLIDATION AS THE DEFENSE INDUSTRY SHRINKS. IN MOST CASES, THE RESULTING MERGERS ARE ENHANCING, NOT DILUTING, EARNINGS AS THESE COMPANIES ALSO ENJOY INCREASED ECONOMIES OF SCALE, PURCHASING POWER, AND GLOBAL STRENGTH.
------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:

After more than six years of expansion, the U.S. economy appears headed toward another year of at least moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Also, recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high level of consumer debt and the attendant rise in personal bankruptcies, as well as in the modestly disappointing levels of holiday sales. Furthermore, the ongoing tightness in labor markets, and price rises in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

  We continue to urge U.S. equity investors to lower their expectations for 1997 and to point out that the impressive gains of the past two years are not sustainable. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and an acceleration of inflation could negatively affect the stock market in 1997. However, to the extent that some slowdown in earnings means that the economy is not overheating, this may be beneficial for the equity market in the long run. Also, we believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. While we have some near-term concerns, we remain reasonably positive about the long-term viability of the equity market.

  We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

    A. Keith Brodkin
    Chairman and President

    January 16, 1997

A DISCUSSION WITH THE PORTFOLIO MANAGERS

For the year ended December 31, 1996, Class A shares of the Trust provided a total return of 25.90%, while Class B shares returned 25.05% and Class C shares provided a total return of 24.73%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, exceeded the 22.64% return of the Standard & Poor's 500 Composite Index (the S&P 500) a popular, unmanaged index of common stock performance.

Q. WHAT DO YOU SEE AS SOME OF THE REASONS FOR THE TRUST'S PERFORMANCE?

A. The Trust benefited from a very favorable investment environment, in which low interest rates led to improved valuations, and corporate earnings continued to improve. The Trust was also helped because we were overweighted in sectors that outperformed the market, and underweighted in those that lagged the market. For example, financial services stocks, which made up 22% of the portfolio, versus 15% of the S&P 500, gained almost 36% in 1996. We also had overweightings in industrial goods and services, particularly aerospace and defense stocks, which also outperformed the market, while we were underweighted in sectors like utilities and leisure, both of which underperformed.

Q. HOW WOULD YOU DESCRIBE THE OVERALL BUSINESS AND ECONOMIC ENVIRONMENT YOU FACED OVER THE PAST YEAR, PARTICULARLY AS IT RELATES TO THE TRUST?

A. It was a pretty benign investment environment, with continuing growth, but at a reasonably slow rate. This allowed interest rates to stay low, which led to improved valuations. At the same time, many companies continued to report significant gains in earnings.

Q. WE NOTICED THAT FINANCIAL SERVICES STOCKS MAKE UP THE LARGEST SECTOR IN THE TRUST. WHAT IS IT YOU LIKE ABOUT THIS SECTOR, AND COULD YOU DISCUSS ANY SUBGROUPS WITHIN FINANCIAL SERVICES THAT YOU FIND PARTICULARLY ATTRACTIVE?

A. These stocks have benefited from a number of favorable developments. First, some companies, such as First Bank Systems and Norwest, have been selling at significant discounts to the market, discounts which we feel are not warranted given the underlying strength of these companies. Second, the ongoing and necessary consolidation of the banking industry benefits the acquiring companies, which are able to reach broader markets and realize economies of scale, as well as the stocks of companies being taken over, as they have been bought at significant premiums.

Q. YOU ALSO HAVE FAIRLY LARGE WEIGHTINGS IN INDUSTRIAL GOODS AND SERVICES AND CONSUMER STAPLES. COULD YOU TALK ABOUT THE KINDS OF COMPANIES THAT ONE TYPICALLY FINDS IN THESE SECTORS AND TELL US WHAT YOU LIKE ABOUT THEM?

A. Industrial goods and services is a very broad category that includes defense and aerospace companies. This industry is going through massive consolidation as the defense industry shrinks. In most cases, the resulting acquisitions and mergers are enhancing, not diluting earnings as these companies also enjoy increased economies of scale, purchasing power, and global strength. We think there will be more mergers in the future. As for consumer goods and services, any large fund almost has to have some exposure to this sector, although at 26% of the portfolio, versus 24% for the S&P 500, our allocation is not that different from the market as a whole.

Q. IN GENERAL, WHAT CHARACTERISTICS OR QUALITIES DO YOU LOOK FOR IN SELECTING STOCKS FOR THE TRUST?

A. We look for large-capitalization, high-quality growth companies that we think can meet or exceed their growth targets and sell for valuations that will make them attractive for some time to come. Basically, we're looking for high-quality growth at the right price.

Q. COULD YOU TALK ABOUT SOME STOCKS OR SECTORS THAT DID NOT PERFORM AS WELL AS YOU EXPECTED LAST YEAR?

A. Going into the year, we were overweighted in the retail stocks. These stocks had performed poorly both in 1994 and 1995, and their valuations were at fairly attractive levels. However, as 1996 progressed, we reduced our positions in the retail sector as these companies continued to underperform. Part of the reason for this underperformance was the continuing high levels of consumer debt and also the fact that there are still too many stores out there.

Q. CAN YOU TELL US ABOUT SOME SECTORS YOU MIGHT BE AVOIDING, AND WHY?

A. We have avoided utilities, particularly electric utilities and long-distance telephone companies. The long-distance companies have had to keep cutting their rates as competition for what is essentially the same number of telephone calls increases. Meanwhile, the electric utilities are facing more competition from suppliers outside their territories who have been able to line up some of the larger users of electricity, such as large offices and manufacturers. Partly as a result of these trends, electric utilities had a 0% return in 1996 and long-distance phone companies did slightly better, at 2.9%, while the S&P 500 was up almost 23%.

Q. AS YOU LOOK AHEAD, WHAT CHANGES DO YOU SEE IN THE OVERALL MARKET OR ECONOMIC ENVIRONMENT, PARTICULARLY AS IT RELATES TO THE TRUST, AND HOW ARE YOU POSITIONING THE TRUST TO TRY AND TAKE ADVANTAGE OF THOSE CHANGES?

A. The most significant thing we're concerned about is the ability of the S&P 500 to continue to increase earnings at the same pace as the last couple of years. As the economy slows, the ability of companies to achieve their earnings estimates will become more and more significant. As a result, stock selection will become even more important. In this environment, we believe that our emphasis on original research, combined with our bottom-up approach to stock selection, should continue to benefit the Trust over the long term.

Respectfully,

/s/ Mitchell D. Dynan    /s/John D. Laupheimer, Jr. /s/Kevin R. Parke

   Mitchell D. Dynan        John D. Laupheimer, Jr.    Kevin R. Parke
   Portfolio Manager        Portfolio Manager          Portfolio Manager


------------------------------------------------------------------------------
   PORTFOLIO MANAGERS' PROFILES

MITCHELL D. DYNAN JOINED THE MFS RESEARCH DEPARTMENT IN 1986. A GRADUATE OF TUFTS UNIVERSITY, HE WAS NAMED ASSISTANT VICE PRESIDENT - INVESTMENTS IN 1987 AND VICE PRESIDENT - INVESTMENTS IN 1988. MR. DYNAN BECAME PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS TRUST IN 1995.

   JOHN D. LAUPHEIMER, JR. JOINED THE MFS RESEARCH DEPARTMENT IN 1981 AS AN INDUSTRY SPECIALIST. A GRADUATE OF BOSTON UNIVERSITY AND THE SLOAN SCHOOL OF MANAGEMENT OF MASSACHUSETTS INSTITUTE OF TECHNOLOGY, HE WAS NAMED INVESTMENT OFFICER IN 1983, ASSISTANT VICE PRESIDENT - INVESTMENTS IN 1984, VICE PRESIDENT
- INVESTMENTS IN 1986, AND SENIOR VICE PRESIDENT IN 1995. MR. LAUPHEIMER BECAME PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS TRUST IN 1993.

   KEVIN R. PARKE JOINED THE MFS RESEARCH DEPARTMENT IN 1985 AS AN INDUSTRY SPECIALIST. A GRADUATE OF LEHIGH UNIVERSITY AND THE HARVARD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION, HE WAS NAMED ASSISTANT VICE PRESIDENT - INVESTMENTS IN 1987, VICE PRESIDENT - INVESTMENTS IN 1988, SENIOR VICE PRESIDENT IN 1993, AND DIRECTOR OF RESEARCH IN 1995. MR. PARKE BECAME PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS TRUST IN 1992.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
   TRUST FACTS

STRATEGY:               THE TRUST'S INVESTMENT OBJECTIVES ARE TO PROVIDE
                        REASONABLE CURRENT INCOME AND LONG-TERM GROWTH OF
                        CAPITAL AND INCOME.

COMMENCEMENT OF
INVESTMENT OPERATIONS:  JULY 15, 1924

SIZE:                   $3.1 BILLION NET ASSETS AS OF DECEMBER 31, 1996
------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of Massachusetts Investors Trust Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 5.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on the differences in loads and fees paid by shareholders investing in the different classes. You cannot invest in an index. All results are historical and assume the reinvestment of dividends and capital gains.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-Year Period Ended December 31, 1996)

             Massachusetts          S&P 500       Consumer Price
            Investors Trust        Composite         Index --
               Class A              Index              U.S.
            ---------------        ---------       --------------
12/91           9,423               10,000              10,000
12/92          10,118               10,760              10,287
12/93          11,133               11,843              10,573
12/94          11,020               11,992              10,856
12/95          15,355               16,483              11,124
12/96          19,332               20,249              11,523


GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-Year Period Ended December 31, 1996)

             Massachusetts          S&P 500        Consumer Price
            Investors Trust        Composite          Index --
               Class A              Index               U.S.
            ---------------        ---------       --------------
12/86           9,423               10,000              10,000
12/88          11,178               12,255              10,899
12/90          15,200               15,622              12,102
12/92          20,839               21,922              12,831
12/94          22,695               24,432              13,541
12/96          39,814               41,254              14,373


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1996
                                                                           1 Year        3 Years        5 Years       10 Years
------------------------------------------------------------------------------------------------------------------------------
Massachusetts Investors Trust (Class A)
  including 5.75% sales charge                                            +18.62%        +17.85%        +14.10%        +14.82%
------------------------------------------------------------------------------------------------------------------------------
Massachusetts Investors Trust (Class A) at net asset value                +25.90%        +20.20%        +15.46%        +15.50%
------------------------------------------------------------------------------------------------------------------------------
Massachusetts Investors Trust (Class B) with CDSC                         +21.05%        +18.50%        +14.59%        +15.18%
------------------------------------------------------------------------------------------------------------------------------
Massachusetts Investors Trust (Class B) without CDSC                      +25.05%        +19.20%        +14.82%        +15.18%
------------------------------------------------------------------------------------------------------------------------------
Massachusetts Investors Trust (Class C) with CDSC                         +23.73%        +19.82%        +15.24%        +15.39%
------------------------------------------------------------------------------------------------------------------------------
Massachusetts Investors Trust (Class C) without CDSC                      +24.73%        +19.82%        +15.24%        +15.39%
------------------------------------------------------------------------------------------------------------------------------
Average growth  and income fund+                                          +20.78%        +16.15%        +13.87%        +13.13%
------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index**                                   +22.64%        +19.58%        +15.15%        +15.23%
------------------------------------------------------------------------------------------------------------------------------
Consumer Price Index*                                                     + 3.56%        + 2.91%        + 2.88%        + 3.69%
------------------------------------------------------------------------------------------------------------------------------
 * The Consumer Price Index is a popular measure of change in prices.
** Source: CDA/Wiesenberger.
 + Source: Lipper Analytical Services.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class B results, including the contingent deferred sales charge (CDSC), reflect the applicable CDSC which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. As of April 1, 1996, Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC.

Class B and Class C share performance includes the performance of the Trust's Class A shares for periods prior to the commencement of offering of Class B shares on September 7, 1993 and of Class C shares on July 2, 1996. Sales charges and operating expenses for Class A, Class B, and Class C shares differ. The Class A share performance, which is included within the Class B and Class C share performance, including the CDSC, has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares. Class B and Class C share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

Trust results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF DECEMBER 31, 1996

LARGEST SECTORS

Miscellaneous                   30.7%
Financial Services              21.9%
Consumer Staples                15.5%
Industrial Goods and Services   14.0%
Health Care                     10.1%
Energy                           7.8%

*For a more complete breakdown refer to Portfolio of Investments.


TOP TEN HOLDINGS
PHILIP MORRIS COS., INC.                           COLGATE-PALMOLIVE CO.
Tobacco, food, and beverage conglomerate           Cosmetics and toiletries company

GILLETTE CO.                                       MCDONNELL-DOUGLAS CORP.
Manufacturer of cosmetics, personal care           Commercial and defense aircraft manufacturer
products, and office products
                                                   LOCKHEED MARTIN CORP.
GENERAL ELECTRIC CO.                               Aerospace/defense contractor
Diversified manufacturing and services
conglomerate                                       TEXACO, INC.
                                                   International oil and gas company
NORWEST CORP.
Commercial and retail banking company              FIRST BANK SYSTEMS, INC.
                                                   Bank with operations in Midwest and Rocky
MOBIL CORP.                                        Mountain states
International oil and gas company

-------------------------------------------------------------------------------
TAX FORM SUMMARY

IN JANUARY 1997, SHAREHOLDERS WERE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1996.

  THE TRUST HAS DESIGNATED $239,557,936 AS A LONG-TERM CAPITAL GAIN DISTRIBUTION FOR TAX PURPOSES. THIS DISTRIBUTION WAS MADE TO SHAREHOLDERS OF RECORD AS OF DECEMBER 23, 1996, PAYABLE JANUARY 2, 1997.

  FOR THE YEAR ENDED DECEMBER 31, 1996, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS CAME TO 77.05%.
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - December 31, 1996

Stocks - 93.9%
-----------------------------------------------------------------------------
Issuer                                                 Shares           Value
-----------------------------------------------------------------------------
U.S. Stocks - 89.8%
  Aerospace - 7.7%
    Allied Signal, Inc.                               520,000  $   34,840,000
    General Dynamics Corp.                            344,000      24,252,000
    Lockheed Martin Corp.                             566,521      51,836,671
    McDonnell-Douglas Corp.                           830,000      53,120,000
    Raytheon Co.                                      661,300      31,825,063
    United Technologies Corp.                         668,000      44,088,000
                                                               --------------
                                                               $  239,961,734
-----------------------------------------------------------------------------
  Agricultural Products - 0.5%
    Case Corp.                                        271,100  $   14,774,950
-----------------------------------------------------------------------------
  Apparel and Textiles - 1.7%
    Nike, Inc., "B"                                   480,000  $   28,680,000
    Reebok International Ltd.                         175,000       7,350,000
    VF Corp.                                          240,000      16,200,000
                                                               --------------
                                                               $   52,230,000
-----------------------------------------------------------------------------
  Automotive - 0.9%
    Goodrich (B.F.) Co.                               700,000  $   28,350,000
-----------------------------------------------------------------------------
  Banks and Credit Companies - 9.0%
    Bank of Boston Corp.                              223,900  $   14,385,575
    Chase Manhattan Corp.                             125,500      11,200,875
    Comerica, Inc.                                    375,000      19,640,625
    Corestates Financial Corp.                         36,750       1,906,406
    Crestar Financial Corp.                           275,000      20,453,125
    First Bank Systems, Inc.                          710,000      48,457,500
    First Chicago NBD Corp.                           160,000       8,600,000
    Firstar Corp.                                     310,000      16,275,000
    National City Corp.                               425,000      19,071,875
    Northern Trust Corp.                              600,000      21,750,000
    Norwest Corp.                                   1,377,000      59,899,500
    SunTrust Banks, Inc.                              500,000      24,625,000
    U.S. Bancorp                                      320,000      14,380,000
                                                               --------------
                                                               $  280,645,481
-----------------------------------------------------------------------------
  Business Machines - 0.6%
    International Business Machines Corp.             118,000  $   17,818,000
    Xerox Corp.                                        30,000       1,578,750
                                                               --------------
                                                               $   19,396,750
-----------------------------------------------------------------------------
  Business Services - 1.8%
    ALCO Standard Corp.                               506,200  $   26,132,575
    Ceridian Corp.*                                    35,000       1,417,500
    Computer Sciences Corp.*                          287,500      23,610,938
    DST Systems, Inc.*                                 60,000       1,882,500
    Sabre Group Holding, Inc., "A"*                   138,000       3,846,750
                                                               --------------
                                                               $   56,890,263
-----------------------------------------------------------------------------
  Cellular Telephones
    AirTouch Communications, Inc.*                     60,000   $   1,515,000
-----------------------------------------------------------------------------
  Chemicals - 2.8%
    Air Products & Chemicals, Inc.                    420,000  $   29,032,500
    Betzdearborn, Inc.                                 20,100       1,175,850
    du Pont (E.I.) de Nemours & Co., Inc.             295,000      27,840,625
    Monsanto Co.                                      382,500      14,869,687
    Praxair, Inc.                                     340,000      15,682,500
                                                               --------------
                                                               $   88,601,162
-----------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.4%
    First Data Corp.                                  463,000  $   16,899,500
    Microsoft Corp.*                                  328,000      27,101,000
                                                               --------------
                                                               $   44,000,500
-----------------------------------------------------------------------------
  Computer Software - Systems - 1.6%
    Computer Associates International, Inc.           642,000  $   31,939,500
    Electronic Data Systems Corp.                      27,000       1,167,750
    Oracle Systems Corp.*                             375,000      15,656,250
                                                               --------------
                                                               $   48,763,500
-----------------------------------------------------------------------------
  Consumer Goods and Services - 9.0%
    Colgate-Palmolive Co.                             584,100  $   53,883,225
    Gillette Co.                                      865,000      67,253,750
    Philip Morris Cos., Inc.                          770,000      86,721,250
    Procter & Gamble Co.                              249,000      26,767,500
    Service Corp. International                        54,000       1,512,000
    Sherwin Williams Co.                              285,000      15,960,000
    Tyco International Ltd.                           246,000      13,007,250
    UST, Inc.                                         500,000      16,187,500
                                                               --------------
                                                               $  281,292,475
-----------------------------------------------------------------------------
  Defense Electronics - 0.3%
    Loral Space & Communications Corp.*               450,000  $    8,268,750
-----------------------------------------------------------------------------
  Electrical Equipment - 3.3%
    General Electric Co.                              646,000  $   63,873,250
    Honeywell, Inc.                                   610,000      40,107,500
                                                               --------------
                                                               $  103,980,750
-----------------------------------------------------------------------------
  Electronics - 0.9%
    Intel Corp.                                       220,000  $   28,806,250
-----------------------------------------------------------------------------
  Entertainment - 0.3%
    Viacom, Inc., "B"*                                240,000  $    8,370,000
-----------------------------------------------------------------------------
  Financial Institutions - 4.4%
    American Express Co.                              200,000  $   11,300,000
    Beneficial Corp.                                  761,300      48,247,387
    Federal Home Loan Mortgage Corp.                  149,000      16,408,625
    MBNA Corp.                                         43,500       1,805,250
    Merrill Lynch & Co., Inc.                         100,000       8,150,000
    State Street Boston Corp.                         680,000      43,860,000
    Union Planters Corp.                              200,000       7,800,000
                                                               --------------
                                                               $  137,571,262
-----------------------------------------------------------------------------
  Food and Beverage Products - 5.0%
    Archer-Daniels-Midland Co.                        540,000  $   11,880,000
    Coca-Cola Co.                                     200,000      10,525,000
    CPC International, Inc.                           300,000      23,250,000
    General Mills, Inc.                               495,000      31,370,625
    McCormick & Co., Inc.                              70,000       1,649,375
    PepsiCo, Inc.                                   1,055,000      30,858,750
    Ralston-Ralston Purina Co.                        240,000      17,610,000
    Tyson Foods, Inc. - Delaware                      400,000      13,700,000
    Wrigley (Wm) Junior Co.                           250,000      14,062,500
                                                               --------------
                                                               $  154,906,250
-----------------------------------------------------------------------------
  Forest and Paper Products - 1.4%
    Kimberly-Clark Corp.                              460,000  $   43,815,000
-----------------------------------------------------------------------------
  Insurance - 6.9%
    AFLAC, Inc.                                       460,000  $   19,665,000
    Allstate Corp.                                    436,800      25,279,800
    Chubb Corp.                                       100,000       5,375,000
    Cigna Corp.                                       266,500      36,410,563
    ITT Hartford Group, Inc.                          341,900      23,078,250
    MBIA, Inc.                                         28,000       2,835,000
    Progressive Corp. - Ohio                          585,000      39,414,375
    St. Paul Cos., Inc.                               300,000      17,587,500
    Torchmark Corp.                                   360,000      18,180,000
    Transamerica Corp.                                245,000      19,355,000
    Travelers, Inc.                                   166,667       7,562,500
    UNUM Corp.                                         26,000       1,878,500
                                                               --------------
                                                               $  216,621,488
-----------------------------------------------------------------------------
  Machinery - 1.7%
    Deere & Co., Inc.                                 300,000  $   12,187,500
    Ingersoll Rand Co.                                480,000      21,360,000
    York International Corp.                          350,000      19,556,250
                                                               --------------
                                                               $   53,103,750
-----------------------------------------------------------------------------
  Medical and Health Products - 6.0%
    American Home Products Corp.                      227,000  $   13,307,875
    Johnson & Johnson                                 890,000      44,277,500
    Lilly (Eli) & Co.                                 229,766      16,772,918
    Pfizer, Inc.                                      255,000      21,133,125
    Pharmacia & Upjohn, Inc.                          240,000       9,510,000
    Rhone-Poulenc Rorer, Inc.                         516,000      40,312,500
    Warner-Lambert Co.                                560,000      42,000,000
                                                               --------------
                                                               $  187,313,918
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.2%
    Medtronic Inc.                                    150,000  $   10,200,000
    Pacificare Health Systems, Inc., "B"*             220,000      18,755,000
    St. Jude Medical, Inc.*                           700,000      29,837,500
    United Healthcare Corp.                           252,000      11,340,000
                                                               --------------
                                                               $   70,132,500
-----------------------------------------------------------------------------
  Oil Services - 0.3%
    Schlumberger Ltd.                                  94,000   $   9,388,250
-----------------------------------------------------------------------------
  Oils - 5.5%
    Amoco Corp.                                       120,000   $   9,660,000
    Chevron Corp.                                     280,300      18,219,500
    Exxon Corp.                                       403,000      39,494,000
    Mobil Corp.                                       445,000      54,401,250
    Texaco, Inc.                                      498,000      48,866,250
                                                               --------------
                                                               $  170,641,000
-----------------------------------------------------------------------------
  Photographic Products - 0.8%
    Eastman Kodak Co.                                 320,000  $   25,680,000
-----------------------------------------------------------------------------
  Precious Metals and Minerals - 0.5%
    Phelps Dodge Corp.                                240,000  $   16,200,000
-----------------------------------------------------------------------------
  Printing and Publishing - 1.6%
    Gannett Co., Inc.                                 375,000  $   28,078,125
    Tribune Co.                                       297,800      23,488,975
                                                               --------------
                                                               $   51,567,100
-----------------------------------------------------------------------------
  Railroads - 2.2%
    Burlington Northern Santa Fe Railway Co.          198,000  $   17,102,250
    Conrail, Inc.                                     176,061      17,540,077
    CSX Corp.                                         472,000      19,942,000
    Illinois Central Corp.                            400,000      12,800,000
                                                               --------------
                                                               $   67,384,327
-----------------------------------------------------------------------------
  Special Products and Services - 0.3%
    McDonalds Corp.                                    66,000   $   2,986,500
    Stanley Works                                     250,000       6,750,000
                                                               --------------
                                                                $   9,736,500
-----------------------------------------------------------------------------
  Stores - 2.4%
    Circuit City Stores, Inc.                         200,000   $   6,025,000
    CVS Corp.                                         150,000       6,206,250
    Home Depot, Inc.                                  270,000      13,533,750
    Lowes Co., Inc.                                   400,000      14,200,000
    Penney (J.C.), Inc.                               360,000      17,550,000
    Sears, Roebuck & Co.                              225,000      10,378,125
    Staples, Inc.*                                     95,000       1,715,938
    Talbots, Inc.                                     168,050       4,810,431
                                                               --------------
                                                               $   74,419,494
-----------------------------------------------------------------------------
  Supermarkets - 0.9%
    Kroger Co.*                                        40,000   $   1,860,000
    Safeway, Inc.*                                    357,300      15,274,575
    Vons Cos., Inc.*                                  174,800      10,466,150
                                                               --------------
                                                               $   27,600,725
-----------------------------------------------------------------------------
  Telecommunications - 0.4%
    Lucent Technologies, Inc.                         292,900  $   13,546,625
-----------------------------------------------------------------------------
  Utilities - Electric - 1.7%
    Allegheny Power Systems, Inc.                     200,000  $    6,075,000
    Cinergy Corp.                                     204,600       6,828,525
    CMS Energy Corp.                                   42,000       1,412,250
    DPL, Inc.                                         209,500       5,132,750
    FPL Group, Inc.                                   350,000      16,100,000
    GPU, Inc.                                          50,000       1,681,250
    Illinova Corp.                                     46,000       1,265,000
    Pinnacle West Capital Corp.                        50,000       1,587,500
    Portland General Corp.                            300,000      12,600,000
                                                               --------------
                                                               $   52,682,275
-----------------------------------------------------------------------------
  Utilities - Gas - 0.8%
    Consolidated Natural Gas Co.                      175,000   $   9,668,750
    Pacific Enterprises                               180,000       5,467,500
    PanEnergy Eastern Corp.                           250,000      11,250,000
                                                               --------------
                                                               $   26,386,250
-----------------------------------------------------------------------------
  Utilities - Telephone - 3.0%
    Ameritech Corp.                                    24,000   $   1,455,000
    BellSouth Corp.                                    43,000       1,736,125
    GTE Corp.                                         739,000      33,624,500
    MCI Communications Corp.                        1,223,700      39,999,694
    Pacific Telesis Group                             200,000       7,350,000
    SBC Communications, Inc.                          190,000       9,832,500
                                                               --------------
                                                               $   93,997,819
-----------------------------------------------------------------------------
  Total U.S. Stocks                                            $2,808,542,098
-----------------------------------------------------------------------------
Foreign Stocks - 4.1%
  Germany - 0.1%
    Hoechst AG (Consumer Goods and
      Services)                                        90,000   $   4,252,844
-----------------------------------------------------------------------------
  Hong Kong - 0.6%
    Hong Kong Land Holdings Ltd. (Real
      Estate)                                       2,000,000  $    5,560,000
    Wharf Holdings Ltd. (Real Estate)               1,400,000       6,987,329
    Swire Pacific Air Ltd., "A"
      (Transportation)                                600,000       5,721,489
                                                               --------------
                                                               $   18,268,818
-----------------------------------------------------------------------------
  Japan - 0.2%
    Canon, Inc. (Consumer Goods and
      Services)                                       319,000  $    7,058,254
-----------------------------------------------------------------------------
  Netherlands - 0.2%
    Royal Dutch Petroleum Co., ADR (Oils)              42,000  $    7,171,500
-----------------------------------------------------------------------------
  New Zealand - 0.2%
    Lion Nathan Ltd. (Beverages)                    2,000,000  $    4,790,071
-----------------------------------------------------------------------------
  Singapore - 0.1%
    Mandarin Oriental International, Ltd.
      (Restaurants and Lodging)*                    2,057,000  $    2,900,370
-----------------------------------------------------------------------------
  South Korea - 0.2%
    Korea Mobile Telecom, ADR
      (Telecommunications)                            412,000  $    5,304,500
-----------------------------------------------------------------------------
  Sweden - 0.9%
    Astra AB, "B" (Pharmaceuticals)                   430,000  $   20,758,620
    Sparbanken Sverige AB (Aerospace)                 420,100       7,212,282
                                                               --------------
                                                               $   27,970,902
-----------------------------------------------------------------------------
  Switzerland - 0.3%
    Novartis AG (Pharmaceuticals)*                      7,786  $    8,920,937
-----------------------------------------------------------------------------
  United Kingdom - 1.3%
    British Petroleum PLC, ADR (Oils)                 115,809  $   16,372,498
    PowerGen PLC (Utilities - Electric)             2,246,300      22,012,626
    Smithkline Beecham PLC, ADR
      (Medical and Health Products)                    25,000       1,700,000
                                                               --------------
                                                               $   40,085,124
-----------------------------------------------------------------------------
  Total Foreign Stocks                                         $  126,723,320
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,004,704,071)                 $2,935,265,418
-----------------------------------------------------------------------------

Preferred Stock - 0.1%
-----------------------------------------------------------------------------
  Henkel Kgaa (Identified  Cost,
    $3,827,405)                                        75,000   $   3,768,281
-----------------------------------------------------------------------------

Convertible Preferred Stocks - 0.1%
-----------------------------------------------------------------------------
  Atlantic Richfield Co. (Apparel and
    Textiles)                                         120,000   $   2,580,000
  Tosco Financing Trust (Financial
    Institutions)##*                                   26,700       1,371,712
-----------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost,
   $4,305,000)                                                  $   3,951,712
-----------------------------------------------------------------------------

Convertible Bonds - 0.3%
-----------------------------------------------------------------------------
                                             Principal Amount
                                                (000 Omitted)
-----------------------------------------------------------------------------
  Roche Holdings, Inc., 0s, 2010 (Medical and
    Health Technology and Services)##                 $10,256   $   4,640,840
  Sandoz Capital BVI Ltd., 2s, 2002
    (Chemicals)##                                       4,750       5,106,250
-----------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $8,158,701)           $   9,747,090
-----------------------------------------------------------------------------

Short-Term Obligations - 6.9%
-----------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)          Value
-----------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp.,
    due 1/08/97 - 1/17/97                             $44,950  $   44,856,399
  Federal National Mortgage Assn.,
    due 1/06/97 - 1/16/97                              38,900      38,841,209
  Ford Motor Credit Corp., due 1/02/97 -
    1/10/97                                            91,875      91,849,509
  General Electric Capital Corp., due
    1/15/97                                            10,000       9,978,922
  General Electric Co., due 1/07/97                    11,000      10,990,118
  General Motors Acceptance Corp., due
    1/08/97                                            13,485      13,470,343
  Pacific Gas and Electric Co., due 1/09/97             5,400       5,393,280
-----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                $  215,379,780
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $2,236,374,957)            $3,168,112,281

Other Assets, Less Liabilities - (1.3)%                           (41,462,548)
-----------------------------------------------------------------------------
Net Assets - 100.0%                                            $3,126,649,733
-----------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
December 31, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,236,374,957)     $3,168,112,281
  Cash                                                                20,832
  Foreign currency, at value (identified cost, $491,350)             504,814
  Net receivable for open forward foreign currency
    exchange contracts sold                                          437,070
  Net receivable for closed forward foreign currency
    exchange contracts                                               570,555
  Receivable for Trust shares sold                                18,818,049
  Dividends and interest receivable                                4,901,293
  Other assets                                                        77,466
                                                              --------------
    Total assets                                              $3,193,442,360
                                                              ==============
Liabilities:
  Distributions payable                                       $   56,987,466
  Payable for investments purchased                                1,045,892
  Payable for Trust shares reacquired                              6,645,333
  Payable to affiliates -
    Management fee                                                    99,046
    Shareholder servicing agent fee                                   31,636
    Distribution fee                                               1,519,826
  Accrued expenses and other liabilities                             463,428
                                                              --------------
      Total liabilities                                       $   66,792,627
                                                              --------------
Net assets                                                    $3,126,649,733
                                                              ==============
Net assets consists of:
  Paid-in capital                                             $2,194,207,300
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies              932,756,981
  Accumulated distributions in excess of net realized
    gain on investments and foreign currency transactions           (216,416)
  Accumulated distributions in excess of net
    investment income                                                (98,132)
                                                              --------------
      Total                                                   $3,126,649,733
                                                              ==============
Shares of beneficial interest outstanding                       216,401,008
                                                                ===========
Class A shares:
  Net asset value per share
    (net assets of $2,677,618,280 / 185,126,301 shares
    of beneficial interest outstanding)                           $14.46
                                                                  ======
  Offering price per share (100 / 94.25)                          $15.34
                                                                  ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $436,559,312 / 30,404,176 shares
    of beneficial interest outstanding)                           $14.36
                                                                  ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $12,472,141 / 870,531 shares of
    beneficial interest outstanding)                              $14.33
                                                                  ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended December 31, 1996
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                               $   54,073,802
    Interest                                                     5,534,841
    Foreign taxes withheld                                        (522,645)
                                                            --------------
      Total investment income                               $   59,085,998
                                                            --------------

  Expenses -
    Management fee                                           $   5,982,062
    Trustees' compensation                                          88,526
    Shareholder servicing agent fee (Class A)                    2,570,406
    Shareholder servicing agent fee (Class B)                      610,052
    Shareholder servicing agent fee (Class C)                        3,509
    Distribution and service fee (Class A)                       7,583,868
    Distribution and service fee (Class B)                       2,773,037
    Distribution and service fee (Class C)                          23,395
    Custodian fee                                                  704,697
    Postage                                                        352,352
    Printing                                                       168,468
    Auditing fees                                                   37,145
    Legal fees                                                      11,465
    Miscellaneous                                                  966,822
                                                            --------------
      Total expenses                                        $   21,875,804
    Fees paid indirectly                                          (262,516)
                                                            --------------
      Net expenses                                          $   21,613,288
                                                            --------------
        Net investment income                               $   37,472,710
                                                            ==============
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                 $  265,112,501
    Foreign currency transactions                                 (466,491)
                                                            --------------
      Net realized gain on investments and foreign
         currency transactions                              $  264,646,010
                                                            --------------

  Change in unrealized appreciation -
    Investments                                             $  310,600,919
    Translation of assets and liabilities in
      foreign currencies                                         1,194,977
                                                            --------------
      Net unrealized gain on investments and
        foreign currency translation                        $  311,795,896
                                                            --------------
        Net realized and unrealized gain on
         investments and foreign currency                   $  576,441,906
                                                            --------------
          Increase in net assets from operations            $  613,914,616
                                                            ==============

See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------
Year Ended December 31,                                             1996              1995
-------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                   $   37,472,710    $   39,964,770
  Net realized gain on investments and foreign currency
    transactions                                             264,646,010       172,091,827
  Net unrealized gain on investments and foreign
    currency translation                                     311,795,896       421,749,883
                                                          --------------    --------------
      Increase in net assets from operations              $  613,914,616    $  633,806,480
                                                          --------------    --------------

Distributions declared to shareholders -
  From net investment income (Class A)                    $  (34,290,506)   $  (38,309,881)
  From net investment income (Class B)                        (2,257,259)       (1,554,192)
  From net investment income (Class C)                           (41,906)       --
  From net realized gain on investments and foreign
    currency transactions (Class A)                         (227,454,227)     (158,264,565)
  From net realized gain on investments and foreign
    currency transactions (Class B)                          (36,115,432)      (12,389,102)
  From net realized gain on investments and foreign
    currency transactions (Class C)                             (967,699)       --
                                                          --------------    --------------
      Total distributions declared to shareholders        $ (301,127,029)   $ (210,517,740)
                                                          --------------    --------------

Trust share (principal) transactions -
  Net proceeds from sale of shares                        $  835,578,893    $  286,048,738
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                            232,834,058       154,187,632
  Cost of shares reacquired                                 (493,934,622)     (227,698,069)
                                                          --------------    --------------
    Increase in net assets from Trust share
      transactions                                        $  574,478,329    $  212,538,301
                                                          --------------    --------------
      Total increase in net assets                        $  887,265,916    $  635,827,041
Net assets:
  At beginning of period                                   2,239,383,817     1,603,556,776
                                                          --------------    --------------

  At end of period (including distributions in excess
    of net investment income of $(98,132) and $(75,463),
    respectively)                                         $3,126,649,733    $2,239,383,817
                                                          ==============    ==============

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------
Year Ended December 31,                                 1996         1995         1994         1993          1992
-----------------------------------------------------------------------------------------------------------------
                                                     Class A
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                 $12.71       $10.07       $11.50       $12.31        $13.87
                                                      ------       ------       ------       ------        ------

Income from investment operations -
  Net investment income#                              $ 0.21       $ 0.25       $ 0.25       $ 0.39        $ 0.32
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                        3.07         3.67        (0.36)        0.86          0.69
                                                      ------       ------       ------       ------        ------
      Total from investment operations                $ 3.28       $ 3.92       $(0.11)      $ 1.25        $ 1.01
                                                      ------       ------       ------       ------        ------

Less distributions declared to shareholders -
  From net investment income++                        $(0.21)      $(0.46)      $(0.25)      $(0.39)       $(0.33)
  From net realized gain on investments and
    foreign currency transactions                      (1.32)       (0.82)       (1.05)       (1.67)        (2.22)
  In excess of net realized gain on investments
    and foreign currency transactions                    --           --         (0.02)         --            --
  From paid-in capital                                   --           --           --           --          (0.02)
                                                      ------       ------       ------       ------        ------

      Total distributions declared to shareholders    $(1.53)      $(1.28)      $(1.32)      $(2.06)       $(2.57)
                                                      ------       ------       ------       ------        ------
Net asset value - end of period                       $14.46       $12.71       $10.07       $11.50        $12.31
                                                      ======       ======       ======       ======        ======
Total return(+)                                       25.90%       39.34%       (1.02)%      10.03%         7.68%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           0.74%        0.70%        0.71%        0.68%         0.62%
  Net investment income                                1.51%        2.13%        2.20%        3.04%         2.30%
Portfolio turnover                                       47%          54%          87%          41%           46%
Average commission rate###                           $0.0520          --           --           --         --
Net assets at end of period (000,000 omitted)        $ 2,678       $2,074       $1,535       $1,626        $1,548


 ++ For the year ended December 31, 1994, the per share distribution in excess of net investment income was
    $0.0004 for Class A shares.
  # Per share data for the periods subsequent to December 31, 1992 is based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fee paid indirectly.
### Average commission rate is calculated for the Trust for fiscal years beginning on or after September 1, 1995.
(+) Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to
    January 2, 1991). If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------
Year Ended December 31,                                 1991          1990         1989         1988         1987
-----------------------------------------------------------------------------------------------------------------
                                                     Class A
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                 $12.28        $13.55       $11.22       $11.26       $12.09
                                                      ------        ------       ------       ------       ------
Income from investment operations -
  Net investment income                               $ 0.38        $ 0.43       $ 0.45       $ 0.40       $ 0.38
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions       2.95         (0.45)        3.56         0.76         0.57
                                                      ------        ------       ------       ------       ------
      Total from investment operations                $ 3.33        $(0.02)      $ 4.01       $ 1.16       $ 0.95
                                                      ------        ------       ------       ------       ------

Less distributions declared to shareholders -
  From net investment income                          $(0.39)       $(0.43)      $(0.45)      $(0.39)      $(0.39)
  From net realized gain on investments and
    foreign currency transactions                      (1.32)        (0.82)       (1.22)       (0.81)       (1.39)
  In excess of net realized gain on investments
    and foreign currency transactions++                 0.00          --           --           --           --
  From paid-in capital+                                (0.03)         --          (0.01)        0.00         --
                                                      ------        ------       ------       ------       ------
      Total distributions declared to
        shareholders                                  $(1.74)       $(1.25)      $(1.68)      $(1.20)      $(1.78)
                                                      ------        ------       ------       ------       ------
Net asset value - end of period                       $13.87        $12.28       $13.55       $11.22       $11.26
                                                      ======        ======       ======       ======       ======
Total return(+)                                       27.41%       (0.33)%       35.80%       10.12%        7.25%
Ratios (to average net assets)/Supplemental data:
  Expenses                                             0.62%         0.47%        0.50%        0.55%        0.45%
  Net investment income                                2.73%         3.28%        3.40%        3.39%        2.63%
Portfolio turnover                                       44%           26%          20%          19%          23%
Net assets at end of period (000,000 omitted)         $1,530        $1,265       $1,382       $1,139       $1,177

  + For the year ended December 31, 1988, the per share distribution from paid-in capital was $0.001.
 ++ For the year ended December 31, 1991, the per share distribution in excess of net realized gain on investments was $0.0041.
(+) Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to
    January 2, 1991). If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------
Year Ended December 31,                            1996          1995          1994          1993*      1996**
--------------------------------------------------------------------------------------------------------------
                                              Class B                                                Class C
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $12.63        $10.03        $11.48        $13.02      $13.93
                                                 ------        ------        ------        ------      ------
Income from investment operations -
  Net investment income#                         $ 0.10        $ 0.15        $ 0.15        $ 0.04      $ 0.05
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                   3.06          3.64         (0.36)         0.32        1.76
                                                 ------        ------        ------        ------      ------
      Total from investment operations           $ 3.16        $ 3.79        $(0.21)       $ 0.36      $ 1.81
                                                 ------        ------        ------        ------      ------

Less distributions declared to shareholders -
  From net investment income+++                  $(0.11)       $(0.37)       $(0.17)       $(0.23)     $(0.09)
  From net realized gain on investments
    and
    foreign currency transactions                 (1.32)        (0.82)        (1.05)        (1.67)      (1.32)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   --            --           (0.02)         --          --
                                                 ------        ------        ------        ------      ------

      Total distributions declared to
        shareholders                             $(1.43)       $(1.19)       $(1.24)       $(1.90)     $(1.41)
                                                 ------        ------        ------        ------      ------
Net asset value - end of period                  $14.36        $12.63        $10.03        $11.48      $14.33
                                                 ======        ======        ======        ======      ======
Total return                                     25.05%        38.05%       (1.88)%         2.62%      12.74%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                      1.54%         1.56%         1.61%         1.56%+      1.49%+
  Net investment income                           0.72%         1.25%         1.37%         1.05%+      0.77%+
Portfolio turnover                                  47%           54%           87%           41%         47%
Average commission rate###                      $0.0520          --            --            --       $0.0520
Net assets at end of period (000,000
 omitted)                                          $437          $165           $69           $15         $12

  * For the period from the commencement of offering of Class B shares,
   September 7, 1993 to December 31, 1993.
 ** For the period from the commencement of offering of Class C shares,
   July 2, 1996, to December 31, 1996.
  +A nnualized.
 ++ Not annualized.
+++ For the year ended December 31, 1994, the per share distribution in excess of net investment income was $0.0003 for Class B shares.
  # Per share data is based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fee paid indirectly.
### Average commission rate is calculated for the Trust for fiscal years beginning on or after September 1, 1995.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
Massachusetts Investors Trust (the Trust) was organized as a common law trust under the laws of the Commonwealth of Massachusetts in 1924 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

 (2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Trust's custodian bank calculates its fee based on the Trust's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Expense Reductions - MFS has directed certain portfolio trades to brokers who paid a portion of the Trust's expenses. For the period, the Trust's expenses were reduced by $40,609 under this agreement.

Tax Matters and Distributions - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Trust files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1996, $905,708 was reclassified from accumulated undistributed net investment income to accumulated net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Trust offers Class A, Class B, and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Trust pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.15% of average daily net assets and 3.52% of gross investment income.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS, MFS Trust Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $28,326 for the year ended December 31, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $852,527 for the year ended December 31, 1996, as its portion of the sales charge on sales of Class A shares of the Trust.

The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Trust will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Trust related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer who enters into a sales agreement with MFD of up to 0.25% per annum of the Trust's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Trust's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Trust. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $1,398,429 for the year ended December 31, 1996. Payment of the remaining portion of the 0.10% per annum distribution fee equal to 0.025% per annum will commence on such date as the Trustees of the Trust may determine. The 0.25% per annum service fee is reduced to 0.15% per annum for shares purchased prior to January 2, 1991. Fees incurred under the distribution plan during the year ended December 31, 1996 were 0.315% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Trust will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Trust's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers who enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $27,988 and $13 for Class B and Class C shares, respectively, for the year ended December 31, 1996. Fees incurred under the distribution plans during the year ended December 31, 1996 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended December 31, 1996 were $39,432, $325,303, and $550 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $1,391,813,618 and $1,203,752,187, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                               $2,236,374,957
                                                             ==============
Gross unrealized appreciation                                $  938,410,160
Gross unrealized depreciation                                    (6,672,836)
                                                             --------------
  Net unrealized appreciation                                $  931,737,324
                                                             ==============
(5) Shares of Beneficial Interest
The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:


Class A Shares
                                  Year Ended December 31, 1996         Year Ended December 31, 1995
                                  ----------------------------------   ----------------------------------
                                           Shares             Amount            Shares             Amount
--------------------------------------------------------------------   ----------------------------------
Shares sold                            40,132,064       $567,992,774        17,087,194       $204,278,899
Shares issued to shareholders in
 reinvestment of distributions         13,545,436        196,263,540        11,238,706        141,190,710
Shares reacquired                     (31,823,640)      (448,678,542)      (17,466,366)      (207,986,831)
                                       ----------       ------------        ----------       ------------
  Net increase                         21,853,860       $315,577,772        10,859,534       $137,482,778
                                       ==========       ============        ==========       ============

Class B Shares
                                  Year Ended December 31, 1996         Year Ended December 31, 1995
                                  ----------------------------------   ----------------------------------
                                           Shares             Amount            Shares             Amount
--------------------------------------------------------------------   ----------------------------------
Shares sold                            18,025,772       $255,006,792         6,848,511       $ 81,769,839
Shares issued to shareholders in
 reinvestment of distributions          2,481,401         35,764,019         1,037,328         12,996,922
Shares reacquired                      (3,152,904)       (44,728,804)       (1,667,587)       (19,711,238)
                                       ----------       ------------        ----------       ------------
  Net increase                         17,354,269       $246,042,007         6,218,252     $   75,055,523
                                       ==========       ============        ==========       ============

Class C Shares
                                                                       Year Ended December 31, 1996*

                                                                       ----------------------------------
                                                                                Shares             Amount
---------------------------------------------------------------------------------------------------------
Shares sold                                                                    849,655        $12,579,327
Shares issued to shareholders in reinvestment of distributions                  56,001            806,499
Shares reacquired                                                              (35,125)          (527,276)
                                                                                ------        -----------
  Net increase                                                                 870,531        $12,858,550
                                                                               =======        ===========

* For the period from the commencement of investment operations, July 2, 1996 to December 31, 1996.

(6) Line of Credit
The Trust entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Trust shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the year ended December 31, 1996 was $28,462.

(7) Financial Instruments
The Trust trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 1996, is as follows:

Forward Foreign Currency Exchange Contracts

                                  Contracts to                             Contracts      Net Unrealized
          Settlement Date      Deliver/Receive      In Exchange for         at Value        Appreciation
--------------------------------------------------------------------------------------------------------
Sales             2/03/97      SEK  88,704,000          $13,470,615      $13,033,545            $437,070
                                                                                                ========
SEK = Swedish Kronor

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded above amounted to a net receivable with Morgan Stanley of $570,555 at December 31, 1996. At December 31, 1996, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of Massachusetts Investors Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Massachusetts Investors Trust as of December 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights for each of the years in the ten-year period ended December 31, 1996. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Massachusetts Investors Trust at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 7, 1997

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MASSACHUSETTS INVESTORS TRUST

TRUSTEES                                         AUDITORS
A. Keith Brodkin* - Chairman and President       Deloitte & Touche LLP

Richard B. Bailey* - Private Investor;           INVESTOR INFORMATION
Former Chairman and Director (until 1991),       For MFS stock and bond market outlooks,
Massachusetts Financial Services Company;        call toll free: 1-800-637-4458 anytime
Director, Cambridge Bancorp; Director,           from a touch-tone telephone.
Cambridge Trust Company
                                                 For information on MFS mutual funds, call
Peter G. Harwood - Private Investor              your financial adviser or, for an information
                                                 kit, call toll free: 1-800-637-2929 any
J. Atwood Ives - Chairman and Chief Executive    business day from 9 a.m. to 5 p.m.
Officer, Eastern Enterprises                     Eastern  time (or leave a message anytime).

Lawrence T. Perera - Partner,                    INVESTOR SERVICE
Hemenway & Barnes                                MFS Service Center, Inc.
                                                 P.O. Box 2281
William J. Poorvu - Adjunct Professor,           Boston, MA 02107-9906
Harvard University Graduate School of
Business Administration                          For general information, call toll free:
                                                 1-800-225-2606 any business day from
Charles W. Schmidt - Private Investor            8 a.m. to 8 p.m. Eastern time.

Arnold D. Scott* - Senior Executive              For service to speech- or hearing-impaired,
Vice President, Director and Secretary,          call toll free: 1-800-637-6576 any business day from
Massachusetts Financial Services Company         9 a.m. to 5 p.m. Eastern time.
                                                 (To use this service, your phone must
Jeffrey L. Shames* - President and Director,     be equipped with a Telecommunications
Massachusetts Financial Services Company         Device for the Deaf.)

Elaine R. Smith - Independent Consultant         For share prices, account balances, and
                                                 exchanges, call toll free: 1-800-MFS-TALK
                                                 (1-800-637-8255) anytime from a
David B. Stone  - Chairman, North American       touch-tone telephone.
Management Corp. (investment advisers)
                                                 WORLD WIDE WEB
INVESTMENT ADVISER                                 www.mfs.com
Massachusetts Financial Services
Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGERS
Mitchell D. Dynan*
John D. Laupheimer, Jr.*
Kevin R. Parke*

TREASURER
W. Thomas London*

ASSISTANT TREASURER
James O. Yost*                                [Dalbar logo]
                                              For the third year in a row, MFS earned a #1 ranking in the DALBAR, Inc.
SECRETARY                                     Broker/Dealer Survey, Main Office Operations Service Quality Category. The
Stephen E. Cavan*                             firm achieved a 3.48 overall score on a scale of 1 to 4 in the 1996 survey.
                                              A total of 110 firms responded, offering input on the qulaity of service
ASSISTANT SECRETARY                           they received from 29 mutual fund companies nationwide. The survey contained
James R. Bordewick, Jr.*                      questions about service quality in 15 categories, including "knowledge of phone service contacts," "accracy of transaction processing," and "overall ease of
CUSTODIAN                                     doing business with the firm."
State Street Bank & Trust Company

* Affiliated with the Investment Adviser

MASSACHUSETTS
INVESTORS TRUST

[graphic omitted]

--------------------
   BULK RATE
   U.S. POSTAGE
   P A I D
   PERMIT #55638
   BOSTON, MA
--------------------

500 Boylston Street
Boston, MA 02116


[MFS logo]
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116


                                                      MIT-2 2/97 175M 12/212/312

                                     PART C

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS


             (A)        FINANCIAL STATEMENTS INCLUDED IN PART A:
                            For the ten years ended December 31, 1996:

                            Financial Highlights

                        FINANCIAL STATEMENTS INCLUDED IN PART B:
                            At December 31, 1996:

                            Portfolio of Investments*
                            Statement of Assets and Liabilities*

                            For the two years ended December 31, 1996:
                                 Statement of Changes in Net Assets*
                            For the year ended December 31, 1996:
                                 Statement of Operations*

---------------------

* Incorporated herein by reference to the Trust's Annual Report to shareholders dated December 31, 1996, filed with the SEC via EDGAR on March 3, 1997.

             (B)        EXHIBITS
                         1  (a)    Agreement and Declaration of Trust, dated March 21, 1924, as amended through September 29, 1994.  (3)
                            (b)    Certification of Amendment to the Agreement and Declaration of Trust dated
                                   May 15, 1996.  (8)
                            (c)    Certification of Amendment to the Agreement and Declaration of Trust, dated
                                   June 20, 1996.  (10).

                            (d)    Certification of Amendment to the
                                   Agreement and Declaration of Trust, dated
                                   December 19, 1996; filed herewith.

                         2         Not Applicable.
                         3         Not Applicable.
                         4         Form of Share Certificate for Classes of Shares.  (9)
                         5         Investment Advisory Agreement, dated May 20, 1982.  (6)
                         6  (a)    Distribution Agreement dated January 1, 1995.  (3)
                            (b)    Dealer Agreement between MFS Fund Distributors, Inc. ("MFD") and a dealer, dated December 28, 1994 and Form of Mutual Fund Agreement between MFS
                                   Financial Services, Inc. and a bank or NASD affiliate, dated December 28,
                                   1994.  (1)
                         7         Retirement Plan for Non-Interested Person Trustees, dated January 1, 1991.
                                   (6)
                         8  (a)    Custodian Agreement, dated December 6, 1934.  (6)
                            (b)    Amendment to Custodian Agreement, dated February 22, 1978.  (6)
                            (c)    Amendment to Custodian Agreement, dated February 29, 1988.  (6)
                            (d)    Amendment to Custodian Agreement, dated October 1, 1989.  (6)
                            (e)    Amendment to Custodian Agreement, dated October 21, 1993.  (6)
                            (f)    Amendment to Custodian Agreement, dated December 15, 1993.  (3)
                         9  (a)    Shareholder Servicing Agent Agreement, dated August 1, 1985.  (6)

                            (b)    Amendment to Shareholder Servicing Agreement, dated January 1, 1997; filed herewith.
                            (c)    Exchange Privilege Agreement, dated September 1, 1993 as amended and restated as of January 1, 1997.  (7)
                            (d)    Dividend Disbursing Agency Agreement, dated February 1, 1986.  (4)
                            (e)    Loan Agreement Among MFS Borrowers and the First National Bank of Boston,
                                   as of February 21, 1995.  (2)
                            (f)    Master Administrative Services Agreement, dated March 1, 1997.  (11)
                        10         Consent and Opinion of Counsel filed with the Registrant's 24f-1 Notification on
                                   March 24, 1997 for the fiscal year ended December 31, 1996.
                        11         Consent of Deloitte & Touche LLP; filed herewith.

                        12         Not Applicable.
                        13         Not Applicable.
                        14  (a)    Forms for Individual Retirement Account Disclosure Statement as currently in effect.  (5)
                            (b)    Forms for MFS 403(b) Custodial Account Agreement as currently in effect.
                                   (5)
                            (c)    Forms for MFS Prototype Paired Defined Contribution Plans and Trust
                                   Agreement as currently in effect.  (5)

                        15         Master Distribution Plan pursuant to 12b-1 under the Investment Companay
                                   Act of 1940, effective January 1, 1997.  (12)

                        16         Schedule for Computation of Performance Quotations - Average Annual Total
                                   Rate of Return, Aggregate Total Rate of Return and Standardized Yield.  (1)

                        17         Financial Data Schedules; filed herewith.

                        18         Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940.
                                   (9)

                                   Power of Attorney, dated September 21, 1994.  (3)
-----------------------------
(1)  Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective
     Amendment No. 26 filed with the SEC via EDGAR on February 22, 1995.
(2)  Incorporated by reference to Amendment No. 8 on Form N-2 for MFS Municipal Income Trust (File No. 811-4841)
     filed with the SEC via EDGAR on February 28, 1995.
(3)  Incorporated by reference to Post-Effective Amendment No. 68 to the Trust's Registration Statement on Form
     N-1A, filed with the SEC via EDGAR on April 28, 1995.
(4)  Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective
     Amendment No. 28, filed with the SEC via EDGAR on July 28, 1995.
(5)  Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment
     No. 32 filed with the SEC via EDGAR on August 28, 1995.
(6)  Incorporated by reference to Post-Effective Amendment No. 69 to the Trust's Registration Statement on Form
     N-1A, filed with the SEC via EDGAR on October 13, 1995.
(7)  Incorporated by reference to MFS Series Trust VIII (File Nos. 33-37972 and 811-5262) Post-Effective
     Amendment No. 13, filed with the SEC via EDGAR on February 27, 1997.
(8)  Incorporated by reference to Post-Effective Amendment No. 71 to the Trust's Registration Statement on Form
     N-1A, filed with the SEC via EDGAR on May 28, 1996.
(9)  Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment
     No. 25 to the Trust's Registration Statement on Form N-1A, filed with the SEC via EDGAR on August 27, 1996.
(10) Incorporated by reference to Post-Effective Amendment No. 72 to the Trust's Registration Statement on Form
     N-1A, filed with the SEC via EDGAR on August 29, 1996.

(11) Incorporated by reference to MFS/Sun Life Series Trust  (File Nos. 2-83616 and 811-3732) Post-Effective
     Amendment No. 19, filed with the SEC via EDGAR on March 18, 1997.
(12) Incorporated by reference to MFS Series Trust IV (File Nos. 2-54607 and 811-2594) Post-Effective Amendment
     No. 30, filed with the SEC via EDGAR on December 27, 1996.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  Not applicable.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

                               (1)                                                  (2)
                        TITLE OF CLASS                                 NUMBER OF RECORD HOLDERS


                  Class A Shares of Beneficial Interest                           130,659
                        ($0.33 1/3 par value)                          (as of March 31, 1997)

                  Class B Shares of Beneficial Interest                            53,207
                        ($0.33 1/3 par value)                          (as of March 31, 1997)

                  Class C Shares of Beneficial Interest                             2,458
                        ($0.33 1/3 par value)                          (as of March 31, 1997)

                  Class I Shares of Beneficial Interest                                 5
                        ($0.33 1/3 par value)                          (as of March 31, 1997)


ITEM 27.  INDEMNIFICATION

          Reference is hereby made to (a) Section VI of the Trust's Declaration of Trust, incorporated by reference to the Registrant's Post-Effective Amendment No. 68, filed with the SEC on April 28, 1995 and (b) Section 9 of the Shareholder Servicing Agent Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 69, filed with the SEC via EDGAR on October 13, 1995.

          The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, MFS Series Trust I (which has thirteen series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS World Asset Allocation Fund, MFS Aggressive Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Convertible Securities Fund, MFS Blue Chip Fund, MFS New Discovery Fund, MFS Science and Technology Fund and MFS Research International
Fund), MFS Series Trust II (which has four series: MFS Emerging Growth Fund, MFS Capital Growth Fund, MFS Intermediate Income Fund and MFS Gold & Natural Resources Fund), MFS Series Trust III (which has two series: MFS High Income Fund and MFS Municipal High Income Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS OTC Fund), MFS Series Trust V (which has two series: MFS Total Return Fund and MFS Research Fund), MFS Series Trust VI (which has three series:
MFS World Total Return Fund, MFS Utilities Fund and MFS World Equity Fund), MFS Series Trust VII (which has two series: MFS World Governments Fund and MFS Value
Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS World Growth Fund), MFS Series Trust IX (which has three series: MFS Bond Fund, MFS Limited Maturity Fund and MFS Municipal Limited Maturity Fund), MFS Series Trust X (which has four series: MFS Government Mortgage Fund, MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS/Foreign & Colonial International Growth Fund and MFS/Foreign & Colonial International Growth and Income Fund), and MFS Municipal Series Trust (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund) (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

          MFS also serves as investment adviser of the following no-load, open-end Funds: MFS Institutional Trust ("MFSIT") (which has seven series), MFS Variable Insurance Trust ("MVI") (which has twelve series) and MFS Union Standard Trust ("UST"). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

          In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

          Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL"), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account. The principal business address of each of the aforementioned funds is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

          MFS International Ltd. ("MIL"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Fund (which has six portfolios: MFS American Funds-U.S. Equity Fund, MFS American Funds-U.S. Emerging Growth Fund, MFS American Funds-U.S. High Yield Bond Fund, MFS American Funds - U.S. Dollar Reserve Fund, MFS American Funds-Charter Income Fund and MFS American Funds-U.S. Research Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg.

          MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Government Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian World Growth Fund, MFS Meridian Money Market Fund, MFS Meridian World Total Return Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund and MFS Emerging Markets Debt Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

          MFS International (U.K.) Ltd. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is 4 John Carpenter Street, London, England ED4Y 0NH, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

          MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI, UST and MFSIT.

          Clarendon Insurance Agency, Inc. ("CIAI"), a wholly owned subsidiary of MFS, serves as distributor for certain life insurance and annuity contracts issued by Sun Life Assurance Company of Canada (U.S.).

          MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT, MVI and UST.

          MFS Institutional Advisors, Inc. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

          MFS Retirement Services, Inc. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

          MFS

          The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold
D. Scott, Donald A. Stewart and John D. McNeil. Mr. Brodkin is the Chairman, Mr. Shames is the President, Mr. Scott is a Senior Executive Vice President and Secretary, Bruce C. Avery, William S. Harris, William W. Scott, Jr., and Patricia A. Zlotin are Executive Vice Presidents, Stephen E. Cavan is a Senior Vice President, General Counsel and an Assistant Secretary, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Vice President and Treasurer of MFS.

                  MASSACHUSETTS INVESTORS TRUST
                  MASSACHUSETTS INVESTORS GROWTH STOCK FUND
                  MFS GROWTH OPPORTUNITIES FUND
                  MFS GOVERNMENT SECURITIES FUND
                  MFS SERIES TRUST I
                  MFS SERIES TRUST V
                  MFS SERIES TRUST VI
                  MFS SERIES TRUST X
                  MFS GOVERNMENT LIMITED MATURITY FUND

          A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Vice President of MFS, is the Assistant Treasurer, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary.

          MFS SERIES TRUST II

          A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS GOVERNMENT MARKETS INCOME TRUST
          MFS INTERMEDIATE INCOME TRUST

          A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SERIES TRUST III

          A. Keith Brodkin is the Chairman and President, James T. Swanson, Robert J. Manning, Cynthia M. Brown and Joan S. Batchelder, Senior Vice Presidents of MFS, Bernard Scozzafava, Vice President of MFS, and Matthew Fontaine, Assistant Vice President of MFS, are Vice Presidents, Sheila Burns-Magnan, Assistant Vice President of MFS, and Daniel E. McManus, Vice President of MFS, are Assistant Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SERIES TRUST IV
          MFS SERIES TRUST IX

          A. Keith Brodkin is the Chairman and President, Robert A. Dennis and Geoffrey L. Kurinsky, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SERIES TRUST VII

          A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and Stephen C. Bryant, Senior Vice Presidents of MFS, are Vice Presidents, Stephen
E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SERIES TRUST VIII

          A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames, Leslie J. Nanberg, Patricia A. Zlotin, James T. Swanson and John D. Laupheimer, Jr., Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS MUNICIPAL SERIES TRUST

          A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert A. Dennis are Vice Presidents, David B. Smith, Geoffrey L. Schechter and David R. King, Vice Presidents of MFS, are Vice Presidents, Daniel E. McManus, Vice President of MFS, is an Assistant Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS VARIABLE INSURANCE TRUST
          MFS UNION STANDARD TRUST
          MFS INSTITUTIONAL TRUST

          A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS MUNICIPAL INCOME TRUST

          A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.


          MFS MULTIMARKET INCOME TRUST
          MFS CHARTER INCOME TRUST

          A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and James T. Swanson are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Vice President of MFS, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SPECIAL VALUE TRUST

          A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS/SUN LIFE SERIES TRUST

          John D. McNeil, Chairman and Director of Sun Life Assurance Company of Canada, is the Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                  MONEY MARKET VARIABLE ACCOUNT
                  HIGH YIELD VARIABLE ACCOUNT
                  CAPITAL APPRECIATION VARIABLE ACCOUNT
                  GOVERNMENT SECURITIES VARIABLE ACCOUNT
                  TOTAL RETURN VARIABLE ACCOUNT
                  WORLD GOVERNMENTS VARIABLE ACCOUNT
                  MANAGED SECTORS VARIABLE ACCOUNT

          John D. McNeil is the Chairman, Stephen E. Cavan is the Secretary, and James R. Bordewick, Jr., is the Assistant Secretary.

          MIL

          A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott and Jeffrey L. Shames are Directors, Ziad Malek, Senior Vice President of MFS, is the President, Thomas J. Cashman, Jr., a Senior Vice President of MFS, is a Senior Vice President, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, James R. Bordewick, Jr. is a Director, Vice President and an Assistant Clerk, Robert T. Burns is an Assistant Clerk, Joseph W. Dello Russo, Senior Vice President and Chief Financial Officer of MFS, is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

          MIL-UK

          A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott, Jeffrey L. Shames, and James R. Bordewick, Jr., are Directors, Stephen E. Cavan is a Director and the Secretary, Ziad Malek is the President, James E. Russell is the Treasurer, and Robert T. Burns is the Assistant Secretary.

          MIL FUNDS

          A. Keith Brodkin is the Chairman, President and a Director, Richard B. Bailey, John A. Brindle, Richard W. S. Baker and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary, and Ziad Malek is a Senior Vice President.

          MFS MERIDIAN FUNDS

          A. Keith Brodkin is the Chairman, President and a Director, Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James R. Bordewick, Jr., is the Assistant Secretary, James O. Yost is the Assistant Treasurer, and Ziad Malek is a Senior Vice President.

          MFD

          A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, William W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and Thomas B. Hastings is the Assistant Treasurer.

          CIAI

          A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Cynthia Orcott is President, Bruce C. Avery is the Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

          MFSC

          A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President of MFS, is Vice Chairman and a Director, Janet A. Clifford is the Executive Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

          MFSI

          A. Keith Brodkin is the Chairman and a Director, Jeffrey L. Shames, and Arnold D. Scott are Directors, Thomas J. Cashman, Jr., is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, George F. Bennett, Carol A. Corley, John A. Gee, Brianne Grady and Kevin R. Parke are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

          RSI

          William W. Scott, Jr. and Bruce C. Avery are Directors, Arnold D. Scott is the Chairman and a Director, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary and Sharon A. Brovelli and Martin E. Beaulieu are Senior Vice Presidents.

          In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

                  A. Keith Brodkin       Director, Sun Life Assurance Company
                                            of Canada (U.S.), One Sun Life
                                            Executive Park, Wellesley Hills,
                                            Massachusetts
                                         Director, Sun Life Insurance and
                                            Annuity Company of New York,
                                            67 Broad Street, New York, New York

                  Donald A. Stewart     President and a Director, Sun Life
                                            Assurance Company of Canada,
                                            Sun Life Centre, 150 King Street
                                            West, Toronto, Ontario, Canada
                                            (Mr. Stewart is also an officer
                                            and/or Director of various
                                            subsidiaries and affiliates of Sun
                                            Life)

                  John D. McNeil         Chairman, Sun Life Assurance Company
                                            of Canada, Sun Life Centre, 150
                                            King Street West, Toronto, Ontario,
                                            Canada (Mr. McNeil is also an
                                            officer and/or Director of various
                                            subsidiaries and affiliates of Sun
                                            Life)

                  Joseph W. Dello Russo  Director of Mutual Fund Operations,
                                            The Boston Company, Exchange Place,
                                            Boston, Massachusetts (until August,
                                            1994)

ITEM 29.  DISTRIBUTORS

                  (a)    Reference is hereby made to Item 28 above.

                  (b) Reference is hereby made to Item 28 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

                  (c)    Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

                  The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant at the following locations:

                            NAME                                              ADDRESS

                  Massachusetts Financial Services                     500 Boylston Street
                    Company (investment adviser)                       Boston, MA 02116

                  MFS Funds Distributors, Inc.                         500 Boylston Street
                    (principal underwriter)   Boston, MA 02116

                  State Street Bank and Trust Company                  State Street South
                    (custodian)                                        5 - West
                                                                       North Quincy, MA 02171

                  MFS Service Center, Inc.    500 Boylston Street
                    (transfer agent)                                   Boston, MA 02116

ITEM 31.  MANAGEMENT SERVICES

                  Not Applicable.

ITEM 32.  UNDERTAKINGS

                  (a)    Not applicable.

                  (b)    Not applicable.

                  (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders upon request and without charge.

                  (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth in Item 27 of this Part C, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being Registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 18th day of April, 1997.

                                        MASSACHUSETTS INVESTORS TRUST


                                        By:      JAMES R. BORDEWICK, JR.
                                                 ------------------------
                                        Name:    James R. Bordewick, Jr.
                                        Title:   Assistant Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on April 18, 1997.

             SIGNATURE                                 TITLE
             ---------                                 -----


A. KEITH BRODKIN*                   Chairman, President (Principal Executive
-----------------                             Officer) and Trustee
A. Keith Brodkin


W. THOMAS LONDON*                   Treasurer (Principal Financial Officer
-----------------                              and Principal Accounting Officer)
W. Thomas London


RICHARD B. BAILEY*                  Trustee
------------------
Richard B. Bailey


PETER G. HARWOOD*                   Trustee
------------------
Peter G. Harwood


J. ATWOOD IVES*                     Trustee
------------------
J. Atwood Ives


LAWRENCE T. PERERA*                 Trustee
------------------
Lawrence T. Perera


WILLIAM J. POORVU*                  Trustee
------------------
William J. Poorvu


CHARLES W. SCHMIDT*                 Trustee
------------------
Charles W. Schmidt


ARNOLD D. SCOTT*                    Trustee
------------------
Arnold D. Scott


JEFFREY L. SHAMES*                  Trustee
------------------
Jeffrey L. Shames


ELAINE R. SMITH*                    Trustee
------------------
Elaine R. Smith


DAVID B. STONE*                     Trustee
------------------
David B. Stone


                                  *By:      JAMES R. BORDEWICK, JR.
                                            --------------------------
                                  Name:     James R. Bordewick, Jr.
                                              as Attorney-in-fact

                                  Executed by James R. Bordewick, Jr. on
                                  behalf of those indicated pursuant to a
                                  Power of Attorney dated September 21,
                                  1994, incorporated by reference to the
                                  Registrant's Post-Effective Amendment
                                  No. 68 filed with the Securities and
                                  Exchange Commission on April 28, 1995.

                                INDEX TO EXHIBITS

EXHIBIT NO.                           DESCRIPTION OF EXHIBIT                                     PAGE NO.

     1     (d)                 Certification of Amendment to the Agreement and
                                Declaration of Trust, dated December 19, 1996.

     9     (b)                 Amendment to Shareholder Servicing Agreement, dated
                                January 1, 1997.

    11                         Consent of Deloitte & Touche LLP.

    17                         Financial Data Schedules.
